UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

AQUILA MUNICIPAL TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 03/31/22

Date of reporting period: 09/30/22

FORM N-CSRS

ITEM 1. REPORTS TO STOCKHOLDERS.

Semi-Annual Report September 30, 2022

Aquila Churchill Tax-Free Fund of Kentucky Keeping an Optimistic Long-Term View Serving Kentucky investors since 1987

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

NOT A PART OF THE SEMI-ANNUAL REPORT

low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

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Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (5.7%)	Ratings Moody’s, S&P and Fitch	Value
	Bowling Green, Kentucky
$ 1,605,000	2.000%, 09/01/44 Series 2021A	Aa1/NR/NR	$ 920,981
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,650,400
	Louisville/Jefferson County, Kentucky Metro Government
2,000,000	4.000%, 04/01/35 Series 2022A	Aa1/NR/AAA	1,996,060
	Newport, Kentucky
620,000	2.000%, 02/01/38 Series 2021 AGMC Insured	NR/AA/NR	414,073
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	855,224
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	883,035
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	475,602
	Total General Obligation Bonds		9,195,375

	Revenue Bonds (88.4%)
	State Agency (27.3%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,032,480
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,055,480
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,037,960
	Kentucky Rural Water Finance Corp.
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,194
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,194
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,188
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,162
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,208
175,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	175,056
100,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	100,030
120,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	120,044
125,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	125,043
130,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	130,042
140,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	140,042

1  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (continued)
	Kentucky Rural Water Finance Corp. (continued)
$ 265,000	2.000%, 02/01/35 Series 2020I	NR/A+/NR	$ 193,681
475,000	2.000%, 02/01/36 Series 2020I	NR/A+/NR	335,397
280,000	2.000%, 02/01/37 Series 2020I	NR/A+/NR	190,560
615,000	3.000%, 08/01/31 Series 2021D	NR/A+/NR	549,103
625,000	3.000%, 08/01/32 Series 2021D	NR/A+/NR	547,762
580,000	3.000%, 08/01/33 Series 2021D	NR/A+/NR	496,909
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,290,342
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,700,631
	Kentucky State Property and Buildings Commission
625,000	4.000%, 04/01/26 Project 105	A1/A-/A+	627,131
655,000	4.000%, 04/01/27 Project 105	A1/A-/A+	657,135
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	780,811
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,096,180
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,163,000
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,153,465
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,499,271
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,597,550
1,400,000	4.000%, 10/01/30 Project 114	A1/A-/A+	1,415,176
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,009,010
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,058,830
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,116,560
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	521,385
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,527,548
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,053,265
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,066,330
1,000,000	5.000%, 05/01/33 Project 126	A1/NR/A+	1,079,460
3,000,000	5.000%, 06/01/33 Project 127A	A1/NR/A+	3,236,130
	Total State Agency		44,224,745

2  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airports (3.9%)
	Louisville, Kentucky Regional Airport Authority
$ 2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	$ 2,091,839
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,358,247
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	1,921,625
	Total Airports		6,371,711

	City (1.1%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage Refunding
780,000	2.000%, 12/01/33 Series 2021A	Aa3/AA-/NR	582,036
800,000	2.000%, 12/01/34 Series 2021A	Aa3/AA-/NR	576,296
810,000	2.000%, 12/01/35 Series 2021A	Aa3/AA-/NR	565,485
	Total City		1,723,817

	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	763,270

	Excise Tax (1.0%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,672,746

	Healthcare (6.3%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa1/BBB+/A-	470,405
450,000	5.000%, 02/01/32 Series 2019	Baa1/BBB+/A-	458,330
2,600,000	3.000%, 02/01/40 Series 2019 AGMC Insured	A1/AA/A-	1,927,718

3  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
$ 2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	$ 2,736,260
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	3,575,005
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
355,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	356,384
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/AA-/NR	674,023
	Total Healthcare		10,198,125

	Higher Education (13.4%)
	Boyle County, Kentucky Educational Facilities Refunding (Centre College)
2,050,000	5.000%, 06/01/28 Series 2017	A3/A/NR	2,149,404
1,000,000	5.000%, 06/01/29 Series 2017	A3/A/NR	1,048,030
	Eastern Kentucky University General Receipts
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,314,538
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	882,798
	Kentucky Bond Development Corp. Educational Facilities, City of Danville (Centre College)
305,000	4.000%, 06/01/34 Series 2021	A3/A/NR	281,213
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
645,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	485,395

4  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
$ 510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	$ 484,495
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	567,141
	Kentucky State University COP
300,000	4.000%, 11/01/34 Series 2021 BAMI Insured	NR/AA/NR	298,461
310,000	4.000%, 11/01/36 Series 2021 BAMI Insured	NR/AA/NR	301,060
740,000	4.000%, 11/01/38 Series 2021 BAMI Insured	NR/AA/NR	703,111
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Ba1/NR/NR	2,189,937
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,033,450
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,009,370
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	1,892,180
1,230,000	3.000%, 09/01/35 Series 2022A	A1/NR/NR	1,018,502
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	735,085
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA/NR	957,540
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA+/NR	2,189,756

5  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	University of Louisville, Kentucky General Receipts
$ 1,235,000	3.000%, 09/01/32 Series 2021B BAMI Insured	A1/AA/NR	$ 1,087,800
1,275,000	3.000%, 09/01/33 Series 2021B BAMI Insured	A1/AA/NR	1,097,635
	Total Higher Education		21,726,901

	Housing (0.6%)
	Kentucky Housing Multifamily Mortgage Revenue
1,035,000	5.000%, 06/01/35 AMT (mandatory put 6/01/23)	NR/NR/NR*	1,036,242

	Local Public Property (6.4%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,951,657
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,641,050
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,070,760
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	515,273
30,000	4.250%, 02/01/24 Series A	NR/AA-/NR	30,016
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	351,696
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	377,505
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	402,106
380,000	3.000%, 02/01/30 Series C	NR/AA-/NR	353,218
460,000	3.000%, 02/01/32 Series D	NR/AA-/NR	409,156
470,000	3.000%, 02/01/33 Series D	NR/AA-/NR	408,228
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	946,656

6  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Kentucky Bond Corp. Financing Program
$ 575,000	2.000%, 02/01/37 First Series A	NR/AA-/NR	$ 416,409
590,000	2.000%, 02/01/38 First Series A	NR/AA-/NR	417,537
600,000	2.000%, 02/01/39 First Series A	NR/AA-/NR	415,398
730,000	3.000%, 02/01/41 Series F	NR/AA-/NR	552,209
	Total Local Public Property		10,258,874

	School Building (16.1%)
	Beechwood, Kentucky Independent School District Finance Corp.
645,000	4.000%, 08/01/31 Series 2022	A1/NR/NR	645,264
	Bullitt County, Kentucky School District Finance Corp.
970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	674,422
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,123,960
	Franklin County, Kentucky School District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,144,988
	Hopkins County, Kentucky School District Finance Corp.
1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	978,150
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	834,060
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,096,941
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,018,760
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,667,892
	Kenton County, Kentucky School District Finance Corp.
2,040,000	3.000%, 02/01/31 Series 2022	A1/NR/NR	1,849,586
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,080,544

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Building (continued)
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
$ 575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	$ 575,765
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	615,258
	Scott County, Kentucky School District Finance Corp. School Building
2,000,000	4.000%, 02/01/32	Aa3/NR/NR	2,017,420
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,255,648
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,477,137
	Total School Building		26,055,795

	Student Loan (2.3%)
	Kentucky Higher Education Student Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	407,332
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	619,476
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	448,115
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	773,730
1,000,000	5.000%, 06/01/28 Senior Series 2021A-1 AMT	NR/A/A	1,031,640
350,000	5.000%, 06/01/31 Senior Series 2021A-1 AMT	NR/A/A	361,781
	Total Student Loan		3,642,074

	Turnpike/Highway (7.0%)
	Kentucky State Turnpike Authority
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,180,198
1,200,000	5.000%, 07/01/31 Series A	Aa3/NR/NR	1,318,284
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	1,798,452
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,064,201
900,000	5.000%, 07/01/28 Series 2022B	Aa3/NR/NR	970,452
	Total Turnpike/Highway		11,331,587

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Utilities (2.5%)
	Boone County, Kentucky Pollution Control
$ 1,000,000	3.700%, 08/01/27 Series 2008A	Baa1/BBB+/NR	$ 965,070
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	1,961,549
	Murray, Kentucky Electric Plant Board
1,380,000	3.000%, 12/01/35 Series 2021 AGMC Insured	A1/AA/NR	1,141,246
	Total Utilities		4,067,865
	Total Revenue Bonds		143,073,752

	Pre-Refunded\Escrowed to Maturity Bonds (6.7%)††
	Pre-Refunded Revenue Bonds\Escrowed to Maturity Bonds (6.7%)
	State Agency (1.6%)
	Kentucky State Property and Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A-/A+	1,018,480
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,527,720
	Total State Agency		2,546,200

	City (0.6%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA-/NR	1,010,670

	Healthcare (3.9%)
	Hardin County, Kentucky, Hardin Memorial Hospital
675,000	5.500%, 08/01/23 AGMC Insured ETM	A1/AA/NR	687,258
500,000	5.250%, 08/01/24 AGMC Insured	A1/AA/NR	508,070
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/AA-/NR	5,022,511
	Total Healthcare		6,217,839

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Building (0.6%)
	Fayette County, Kentucky School District Finance Corp.
$ 1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	$ 1,018,280
	Total Pre-Refunded\Escrowed to Maturity Bonds		10,792,989
	Total Municipal Bonds (cost $175,415,932)		163,062,116

Shares	Short-Term Investment (1.1%)
1,776,310	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%** (cost $1,776,310)	Aaa-mf/AAAm/NR	1,776,310

	Total Investments (cost $177,192,242 - note 4)	101.9%	164,838,426
	Other assets less liabilities	(1.9)	(3,079,088)
	Net Assets	100.0%	$ 161,759,338

Portfolio Distribution By Quality Rating	Percentage of Investments†
AAA of Fitch	1.2%
Pre-refunded bonds\ETM bonds††	6.6
Aa of Moody's or AA of S&P or Fitch	38.2
A of Moody's or S&P or Fitch	51.2
Baa of Moody's or BBB of S&P	0.8
Ba1 of Moody's	1.4
Not Rated*	0.6
100.0%

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $177,192,242)	$164,838,426
Interest receivable	2,082,004
Receivable for Fund shares sold	6,233
Other assets	20,003
Total assets	166,946,666

LIABILITIES
Payable for investment securities purchased	4,341,678
Payable for Fund shares redeemed	636,319
Dividends payable	57,078
Management fee payable	55,474
Distribution and service fees payable	58
Accrued expenses payable	96,721
Total liabilities	5,187,328
NET ASSETS	$161,759,338

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$168,163
Additional paid-in capital	174,521,003
Total distributable earnings (losses)	(12,929,828)
$161,759,338
CLASS A
Net Assets	$112,003,445
Capital shares outstanding	11,644,984
Net asset value and redemption price per share	$9.62
Maximum offering price per share (100/97 of $9.62)	$9.92

CLASS C
Net Assets	$2,913,234
Capital shares outstanding	302,964
Net asset value and offering price per share	$9.62

CLASS I
Net Assets	$5,953,388
Capital shares outstanding	619,142
Net asset value, offering and redemption price per share	$9.62

CLASS Y
Net Assets	$40,889,271
Capital shares outstanding	4,249,176
Net asset value, offering and redemption price per share	$9.62

See accompanying notes to financial statements.

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income		$2,561,354

Expenses
Management fee (note 3)	$346,616
Distribution and service fee (note 3)	108,585
Transfer and shareholder servicing agent fees (note 3)	52,106
Fund accounting fees	31,418
Trustees’ fees and expenses (note 7)	27,634
Legal fees	20,203
Auditing and tax fees	11,281
Compliance services (note 3)	4,690
Insurance	4,622
Shareholders’ reports	4,558
Registration fees and dues	4,183
Credit facility fees (note 10)	2,223
Custodian fees	1,836
Miscellaneous	11,424
Total expenses		631,379
Net investment income		1,929,975

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(665,771)
Change in unrealized appreciation (depreciation) on investments	(10,302,471)
Net realized and unrealized gain (loss) on investments		(10,968,242)
Net change in net assets resulting from operations		$(9,038,267)

See accompanying notes to financial statements.

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$1,929,975	$3,778,341
Realized gain (loss) from securities transactions	(665,771)	(5,762)
Change in unrealized appreciation (depreciation) on investments	(10,302,471)	(11,699,561)
Change in net assets resulting from operations	(9,038,267)	(7,926,982)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,308,728)	(2,777,064)

Class C Shares	(22,673)	(56,656)

Class I Shares	(64,035)	(129,140)

Class Y Shares	(534,717)	(986,166)
Change in net assets from distributions	(1,930,153)	(3,949,026)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	9,415,983	23,209,081
Reinvested dividends and distributions	1,577,687	3,208,855
Cost of shares redeemed	(17,171,812)	(22,813,782)
Change in net assets from capital share transactions	(6,178,142)	3,604,154

Change in net assets	(17,146,562)	(8,271,854)

NET ASSETS:
Beginning of period	178,905,900	187,177,754
End of period	$161,759,338	$178,905,900

See accompanying notes to financial statements.

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky. Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$1,776,310
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	163,062,116
Level 3 – Significant Unobservable Inputs	—
Total	$164,838,426
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $88,777 of which the Distributor retained $4,861.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $12,527. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $4,176. For the six months ended September 30, 2022, the total of these payments with respect to Class C Shares amounted to $16,703 of which the Distributor retained $4,656.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2022, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $10,866 of which $3,105 related to the Plan and $7,761 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $9,500 of which the Distributor received $2,277.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $11,671,704 and $13,026,274, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $177,192,242. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $59,727 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,413,543 for a net unrealized depreciation of $12,353,816.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At September 30, 2022, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	292,447	$2,927,641	649,893	$7,077,451
Reinvested dividends and distributions	118,747	1,182,729	229,741	2,480,053
Cost of shares redeemed	(813,881)	(8,108,168)	(1,193,302)	(12,856,736)
Net change	(402,687)	(3,997,798)	(313,668)	(3,299,232)

Class C Shares
Proceeds from shares sold	832	8,383	25,109	270,493
Reinvested dividends and distributions	2,139	21,314	4,988	53,912
Cost of shares redeemed	(73,545)	(736,765)	(147,776)	(1,602,993)
Net change	(70,574)	(707,068)	(117,679)	(1,278,588)

Class I Shares
Proceeds from shares sold	—	—	—	—
Reinvested dividends and distributions	6,433	64,035	11,967	129,139
Cost of shares redeemed	(6,596)	(65,659)	(12,282)	(132,542)
Net change	(163)	(1,624)	(315)	(3,403)

Class Y Shares
Proceeds from shares sold	648,067	6,479,959	1,464,106	15,861,137
Reinvested dividends and distributions	31,082	309,609	50,592	545,751
Cost of shares redeemed	(835,324)	(8,261,220)	(764,925)	(8,221,511)
Net change	(156,175)	(1,471,652)	749,773	8,185,377
Total transactions in Fund shares	(629,599)	$(6,178,142)	318,111	$3,604,154

7. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $26,529. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $1,105.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$3,777,511	$3,845,721
Ordinary Income	329	479
Capital Gains	171,186	—
	$3,949,026	$3,846,200

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(2,040,154)
Accumulated net realized loss on investments	(5,762)
Undistributed tax-exempt income	143,011
Other temporary differences	(58,503)
$(1,961,408)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.25	$10.93	$10.79	$10.64	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.11	0.22	0.23	0.24	0.25	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.63)	(0.67)	0.14	0.15	0.18	(0.06)
Total from investment operations	(0.52)	(0.45)	0.37	0.39	0.43	0.20
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Distributions from capital gains	—	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.11)	(0.23)	(0.23)	(0.24)	(0.27)	(0.27)
Net asset value, end of period	$9.62	$10.25	$10.93	$10.79	$10.64	$10.48
Total return (not reflecting sales charge)	(5.10)%(2)	(4.25)%	3.48%	3.72%	4.10%	1.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$112	$124	$135	$142	$144	$160
Ratio of expenses to average net assets	0.75%(3)	0.75%	0.77%	0.80%	0.79%	0.75%
Ratio of net investment income to average net assets	2.21%(3)	1.99%	2.14%	2.26%	2.36%	2.48%
Portfolio turnover rate	7%(2)	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.25	$10.93	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.07	0.12	0.14	0.15	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.63)	(0.67)	0.15	0.14	0.19	(0.06)
Total from investment operations	(0.56)	(0.55)	0.29	0.29	0.35	0.11
Less distributions (note 9):
Dividends from net investment income	(0.07)	(0.12)	(0.14)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	—	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.07)	(0.13)	(0.14)	(0.15)	(0.18)	(0.18)
Net asset value, end of period	$9.62	$10.25	$10.93	$10.78	$10.64	$10.47
Total return (not reflecting CDSC)	(5.50)%(2)	(5.06%)	2.70%	2.75%	3.32%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$4	$5	$6	$7	$9
Ratio of expenses to average net assets	1.60%(3)	1.60%	1.62%	1.65%	1.64%	1.60%
Ratio of net investment income to average net assets	1.36%(3)	1.13%	1.29%	1.41%	1.50%	1.63%
Portfolio turnover rate	7%(2)	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.25	$10.92	$10.78	$10.64	$10.47	$10.54
Income from investment operations:
Net investment income(1)	0.10	0.20	0.22	0.23	0.23	0.25
Net gain on securities (both realized and unrealized)	(0.63)	(0.66)	0.14	0.14	0.19	(0.07)
Total from investment operations	(0.53)	(0.46)	0.36	0.37	0.42	0.18
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.20)	(0.22)	(0.23)	(0.23)	(0.24)
Distributions from capital gains	—	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.10)	(0.21)	(0.22)	(0.23)	(0.25)	(0.25)
Net asset value, end of period	$9.62	$10.25	$10.92	$10.78	$10.64	$10.47
Total return	(5.17)%(2)	(4.31)%	3.33%	3.48%	4.04%	1.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$6	$7	$7	$7	$7
Ratio of expenses to average net assets	0.89%(3)	0.91%	0.92%	0.93%	0.94%	0.90%
Ratio of net investment income to average net assets	2.06%(3)	1.84%	1.99%	2.12%	2.20%	2.33%
Portfolio turnover rate	7%(2)	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.26	$10.93	$10.79	$10.65	$10.48	$10.55
Income from investment operations:
Net investment income(1)	0.12	0.23	0.25	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.64)	(0.66)	0.14	0.14	0.19	(0.06)
Total from investment operations	(0.52)	(0.43)	0.39	0.40	0.45	0.22
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.23)	(0.25)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	—	(0.01)	—	—	(0.02)	(0.01)
Total distributions	(0.12)	(0.24)	(0.25)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$9.62	$10.26	$10.93	$10.79	$10.65	$10.48
Total return	(5.12)%(2)	(4.01)%	3.64%	3.78%	4.35%	2.04%
Ratios/supplemental data
Net assets, end of period (in millions)	$41	$45	$40	$27	$30	$43
Ratio of expenses to average net assets	0.60%(3)	0.60%	0.62%	0.65%	0.64%	0.60%
Ratio of net investment income to average net assets	2.36%(3)	2.14%	2.28%	2.41%	2.50%	2.63%
Portfolio turnover rate	7%(2)	7%	7%	6%	6%	9%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. Royden Durham,

30  |  Aquila Churchill Tax-Free Fund of Kentucky

Tony Tanner and James Thompson as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Durham, the Fund’s lead portfolio manager, is based in Louisville, Kentucky and that he has a comprehensive understanding regarding the economy of the State of Kentucky and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the one, three, five and ten-year periods ended June 30, 2022. They noted that the Fund’s return for each of the six months and the one, three and five-year periods ended June 30, 2022 was in the second quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund underperformed its benchmark index for the one, three, five and ten-year periods ended June 30, 2022. They further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 outperformed both the average annual total return of the funds in the Morningstar Category and the annual return of its benchmark index for 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the Commonwealth of Kentucky, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that approximately 1% of the benchmark index consists of Kentucky bonds. The Trustees also noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 14 other Municipal Single-State Intermediate-Term Bond Funds, one Municipal Massachusetts Bond fund, one Municipal Minnesota Bond fund, three Municipal New Jersey Bond funds, and one Municipal Pennsylvania Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $93 million and $457 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the second quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fees of the funds in the Morningstar Category (at the Fund’s current asset level and at various asset levels up to $10 billion).

The Trustees considered that the Fund’s net total expenses for the most recent fiscal year were in the second quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that in most instances the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager elated to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its

32  |  Aquila Churchill Tax-Free Fund of Kentucky

costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees considered that the materials indicated that the Fund’s fees are already generally lower than those of its peers, including those funds with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

33  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$ 949.00	$3.66	$1,021.31	$3.80	0.75%
C	$1,000	$ 945.00	$7.80	$1,017.05	$8.09	1.60%
I	$1,000	$ 948.30	$4.35	$1,020.61	$4.51	0.89%
Y	$1,000	$ 948.80	$2.93	$1,022.06	$3.04	0.60%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

34  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $3,777,511 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 95.6% of total dividends paid, were exempt-interest dividends; $171,186 of dividends paid by the Fund constituting 4.3% of total dividends paid were capital gains distributions and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

35  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Troy Miller, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYSAR-1122

Semi-Annual Report September 30, 2022

Aquila Narragansett Tax-Free Income Fund Keeping an Optimistic Long-Term View Serving Rhode Island investors since 1992

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

NOT A PART OF THE SEMI-ANNUAL REPORT

low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

NOT A PART OF THE SEMI-ANNUAL REPORT

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (26.1%)	Ratings Moody’s, S&P and Fitch	Value
	Barrington, Rhode Island
$ 840,000	2.500%, 08/01/25	Aa1/NR/NR	$ 812,927
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	852,890
1,900,000	3.000%, 08/01/38 Series 2021A	NR/AA+/NR	1,515,288
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 AGMC Insured	A1/AA/NR	1,608,258
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,358,787
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,268,420
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,008,880
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	615,646
860,000	4.000%, 08/15/34 Series 2021 A	NR/AA-/AA+	845,552
455,000	4.000%, 08/15/35 Series 2021 A	NR/AA-/AA+	444,330
475,000	4.000%, 08/15/36 Series 2021 A	NR/AA-/AA+	460,185
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,542,800
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,027,750
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	500,375
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	500,465
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	734,636
	Hopkinton, Rhode Island
450,000	4.375%, 08/15/31	Aa3/NR/NR	450,274
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A1/AA/NR	1,020,541
1,020,000	3.700%, 06/01/33 Series A	A1/AA/NR	980,954
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,503,435
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,232,409
	Middleton, Rhode Island
435,000	4.000%, 02/01/31 Series 2021A	Aa1/NR/NR	452,126
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,027,542

1  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	North Kingstown, Rhode Island
$ 375,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 372,990
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,293,090
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	803,616
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	986,871
	Pawtucket, Rhode Island
1,010,000	4.000%, 11/01/25 AGMC Insured	A1/AA/A+	1,022,090
890,000	4.500%, 07/15/33 Series C AGMC Insured	A1/AA/NR	935,880
935,000	4.500%, 07/15/34 Series C AGMC Insured	A1/AA/NR	978,122
975,000	4.500%, 07/15/35 Series C AGMC Insured	A1/AA/NR	1,005,118
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,132,955
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A1/AA/A-	975,478
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A1/AA/A-	2,011,166
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A1/AA/A-	1,000,060
	Richmond, Rhode Island
525,000	3.000%, 08/01/24	Aa3/NR/NR	524,055
	State of Rhode Island
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,012,000
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	1,853,500
2,500,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,580,825
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	1,814,300
1,500,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	1,273,365
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,029,720
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,063,220
2,260,000	4.000%, 08/01/30 Series 2021C	Aa2/AA/AA	2,378,899
1,000,000	4.000%, 08/01/33 Series 2021E	Aa2/AA/AA	1,009,090
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,180,507

2  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	West Greenwich, Rhode Island
$ 1,175,000	3.000%, 08/15/26	NR/AA+/NR	$ 1,156,670
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	A3/AA/NR	828,970
	Westerly, Rhode Island
345,000	5.000%, 11/15/31 Series 2021 A	NR/AA/NR	382,357
	Total General Obligation Bonds		56,369,384

	Revenue Bonds (67.7%)
	Development (6.2%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A1/AA/NR	3,002,940
3,500,000	4.000%, 09/15/35 Series A AGMC Insured	A1/AA/NR	3,413,095
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A1/AA/NR	1,747,166
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	943,368
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	846,301
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	987,184
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,140,736
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,288,831
	Total Development		13,369,621

3  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (3.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
$ 875,000	5.000%, 05/15/28 Series 2016	NR/BBB+/BBB+	$ 890,234
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,013,730
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,009,630
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,260,000
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,746,973
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,026,290
	Total Healthcare		6,946,857

	Higher Education (5.4%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	2,503,575
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	1,932,200
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,521,772
250,000	4.000%, 11/01/37 Series 2021B	A2/A/NR	230,030
250,000	4.000%, 11/01/38 Series 2021B	A2/A/NR	228,180
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,029,980

4  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
$ 500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	$ 506,430
2,000,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	1,772,760
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,002,240
	Total Higher Education		11,727,167

	Housing (6.2%)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
155,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	128,813
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	1,522,640
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	1,410,340
2,000,000	2.050%, 10/01/36 Series 75 A	Aa1/AA+/NR	1,481,920
750,000	2.350%, 10/01/36 Series 76 A	Aa1/AA+/NR	568,987
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	641,333
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	750,500
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
1,125,000	0.450%**, 10/01/40 Series 2021 1-A (Mandatory Tender Date 10/01/23)	Aa2/NR/NR	1,083,667
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
1,400,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	1,400,980
1,260,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	1,262,218
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,104,024
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	966,150
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	971,080
	Total Housing		13,292,652

5  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (33.0%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
$ 795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$ 828,207
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Burrillville
730,000	5.000%, 05/15/35 Series 2022D	NR/AA/NR	786,933
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,544,001
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,000,170
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,000,120
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,191,844
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	985,770
2,000,000	4.000%, 05/15/37 Series 2021F	NR/AA/NR	1,893,360
3,000,000	4.000%, 05/15/38 Series 2021F	NR/AA/NR	2,780,640
2,000,000	4.000%, 05/15/41 Series 2021F	NR/AA/NR	1,818,960
	Rhode Island Health and Education Building Corp., Exeter-West Greenwich Regional School District
1,455,000	3.500%, 05/15/37 Series 2021 G	Aa3/NR/NR	1,256,931
2,100,000	4.000%, 05/15/41 Series 2021 G	Aa3/NR/NR	1,909,908

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
$ 1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	$ 876,292
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Johnston
1,045,000	5.000%, 05/15/34 Series 2022F	NR/AA/NR	1,135,069
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
3,245,000	5.000%, 05/15/33 Series 2020 B	Aa2/NR/AAA	3,543,832
1,610,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,572,696
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,630,465
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
2,000,000	4.000%, 05/15/36 Series 2022C	NR/AA+/NR	1,946,880
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingston
370,000	4.000%, 05/15/29 Series 2021 A	NR/AA+/NR	382,776
405,000	4.000%, 05/15/30 Series 2021 A	NR/AA+/NR	418,470
355,000	3.000%, 05/15/33 Series 2021 A	NR/AA+/NR	318,836
415,000	3.000%, 05/15/34 Series 2021 A	NR/AA+/NR	363,519

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
$ 1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	$ 1,101,859
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	801,082
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	540,135
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	538,250
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	536,140
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	478,960
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,583,800
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,038,280
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,063,664
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,106,187
1,455,000	4.000%, 05/15/35 Series 2022A	Aa3/NR/NR	1,412,980
1,000,000	4.000%, 05/15/36 Series 2022A	Aa3/NR/NR	949,250
1,635,000	4.000%, 05/15/38 Series 2022A	Aa3/NR/NR	1,519,602
500,000	4.000%, 05/15/42 Series 2022A	Aa3/NR/NR	452,740
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	1,785,577
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Portsmouth
500,000	5.000%, 05/15/32 Series 2022E	NR/AAA/NR	562,780
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Providence
2,250,000	4.000%, 05/15/37 Series 2021D BAMI Insured	Aa3/AA/NR	2,135,700

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
$ 1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	$ 1,321,957
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Smithfield
1,000,000	3.000%, 05/15/37 Series 2021H	NR/AA/NR	800,300
1,000,000	3.000%, 05/15/38 Series 2021H	NR/AA/NR	780,180
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Tiverton
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,696,015
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/36 Series 2022B	NR/AA/NR	969,030
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Westerly
500,000	4.000%, 05/15/30 Series 2021E	NR/AA/NR	511,210
500,000	4.000%, 05/15/31 Series 2021E	NR/AA/NR	509,030
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	476,123
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,053,940

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
$ 1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	$ 1,718,064
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,500,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	1,512,135
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,524,570
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,023,300
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,013,260
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	992,270
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,017,520
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,323,129
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	538,535
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	535,615
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	533,175

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
$ 780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	$ 733,387
	Total Public School		71,375,410

	Secondary Education (1.1%)
	Rhode Island Health and Educational Building Corp., Educational Institution, St. George's School
600,000	4.000%, 10/01/36 Series 2021	NR/AA-/NR	566,346
600,000	4.000%, 10/01/37 Series 2021	NR/AA-/NR	561,342
1,265,000	4.000%, 10/01/38 Series 2021	NR/AA-/NR	1,171,048
	Total Secondary Education		2,298,736

	Transportation (7.1%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A-/BBB+	649,694
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A-/BBB+	1,035,371
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,425,000	5.000%, 07/01/24 Series 2018	Baa1/BBB+/NR	1,456,421
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,575,030
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	1,863,616
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,048,150
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A-/BBB+	1,010,480
2,000,000	4.000%, 07/01/24 Series B	Baa1/A-/BBB+	2,007,200

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (continued)
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
$ 1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	$ 1,261,278
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,469,175
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	953,680
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	294,660
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	293,007
495,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	481,071
	Total Transportation		15,398,833

	Water and Sewer (4.5%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,193,559
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,087,615
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A+/NR	1,774,219
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,638,783
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	506,215
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	473,205
	Total Water and Sewer		9,673,596

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Other Revenue (1.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
$ 2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A1/AA/NR	$ 2,136,500
	Total Revenue Bonds		146,219,372

	Pre-Refunded\Escrowed to Maturity Bonds (3.6%)††
	Pre-Refunded General Obligation Bonds (1.7%)
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,133,484
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,555,365
	Total Pre-Refunded General Obligation Bonds		3,688,849

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (1.9%)
	Development (0.5%)
	Rhode Island Convention Center Authority Refunding
1,000,000	4.000%, 05/15/23 Series A ETM	A1/AA-/AA-	1,004,530

	Higher Education (0.5%)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
1,000,000	5.000%, 06/01/32 Series 2014	A2/NR/NR	1,029,050

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (0.9%)
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
$ 1,000,000	3.750%, 10/01/33	NR/AAA/AAA	$ 1,005,190
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,005,190
	Total Water and Sewer		2,010,380
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		4,043,960
	Total Pre-Refunded\Escrowed to Maturity Bonds		7,732,809
	Total Municipal Bonds (cost $229,374,121)		210,321,565

Shares	Short-Term Investment (1.5%)
3,315,461	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%* (cost $3,315,461)	Aaa-mf/AAAm/NR	3,315,461

	Total Investments (cost $232,689,582 - note 4)	98.9%	213,637,026
	Other assets less liabilities	1.1	2,414,138
	Net Assets	100.0%	$ 216,051,164

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	9.3%
Pre-refunded bonds\ETM bonds††	3.7
Aa of Moody's or AA of S&P or Fitch	73.6
A of Moody's or S&P or Fitch	9.1
Baa of Moody’s or BBB of S&P or Fitch	4.3
100.0%

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMI - Build America Mutual Insurance COP - Certificates of Participation ETM - Escrowed to Maturity NPFG - National Public Finance Guarantee NR - Not Rated

*	The rate is an annualized seven-day yield at period end.

**	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $232,689,582)	$213,637,026
Interest receivable	2,818,321
Receivable for Fund shares sold	328,656
Other assets	19,466
Total assets	216,803,469

LIABILITIES
Payable for Fund shares redeemed	408,514
Dividends payable	167,740
Management fees payable	86,979
Distribution and service fees payable	449
Accrued expenses payable	88,623
Total liabilities	752,305
NET ASSETS	$216,051,164

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$223,182
Additional paid-in capital	235,959,411
Total distributable earnings (losses)	(20,131,429)
$216,051,164
CLASS A
Net Assets	$102,088,410
Capital shares outstanding	10,544,992
Net asset value and redemption price per share	$9.68
Maximum offering price per share (100/97 of $9.68)	$9.98

CLASS C
Net Assets	$1,250,362
Capital shares outstanding	129,137
Net asset value and offering price per share	$9.68

CLASS F
Net Assets	$4,712,477
Capital shares outstanding	487,834
Net asset value, offering and redemption price per share	$9.66

CLASS I
Net Assets	$290,072
Capital shares outstanding	29,944
Net asset value, offering and redemption price per share	$9.69

CLASS Y
Net Assets	$107,709,843
Capital shares outstanding	11,126,248
Net asset value, offering and redemption price per share	$9.68

See accompanying notes to financial statements.

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income		$3,190,218

Expenses
Management fee (note 3)	$584,254
Distribution and service fee (note 3)	90,210
Transfer and shareholder servicing agent fees	70,021
Legal fees	43,626
Trustees’ fees and expenses (note 7)	37,026
Fund accounting fees	32,003
Registration fees and dues	21,609
Auditing and tax fees	12,100
Shareholders’ reports	7,601
Insurance	6,484
Compliance services (note 3)	4,690
Custodian fees	4,575
Credit facility fees (note 10)	3,051
Miscellaneous	13,406
Total expenses	930,656

Management fee waived (note 3)	(87,638)
Net expenses		843,018
Net investment income		2,347,200

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(455,669)
Change in unrealized appreciation (depreciation) on investments	(15,138,174)

Net realized and unrealized gain (loss) on investments		(15,593,843)
Net change in net assets resulting from operations		$(13,246,643)

See accompanying notes to financial statements.

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$2,347,200	$5,004,659
Net realized gain (loss) from securities transactions	(455,669)	308,280
Change in unrealized appreciation (depreciation) on investments	(15,138,174)	(16,421,738)
Change in net assets resulting from operations	(13,246,643)	(11,108,799)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,059,564)	(2,295,832)

Class C Shares	(8,722)	(25,202)

Class F Shares	(51,372)	(65,977)

Class I Shares	(2,778)	(5,562)

Class Y Shares	(1,224,761)	(2,612,075)
Change in net assets from distributions	(2,347,197)	(5,004,648)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	14,076,085	38,048,274
Reinvested dividends and distributions	1,269,190	2,685,054
Cost of shares redeemed	(33,041,482)	(32,139,187)
Change in net assets from capital share transactions	(17,696,207)	8,594,141

Change in net assets	(33,290,047)	(7,519,306)

NET ASSETS:
Beginning of period	249,341,211	256,860,517
End of period	$216,051,164	$249,341,211

See accompanying notes to financial statements.

18  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$3,315,461
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	210,321,565
Level 3 – Significant Unobservable Inputs	—
Total	$213,637,026
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the six months ended September 30, 2022 for its services,

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. The Sub-Advisor has contractually agreed to waive its fee through September 30, 2023 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2022, the Fund incurred management fees of $584,254 of which $87,638 was waived, which included supplemental fee waivers of $64,268 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $81,975, of which the Distributor retained $5,589.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $6,060. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $2,020. The total of these payments with respect to Class C Shares amounted to $8,080, of which the Distributor retained $2,310.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed,

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2022, these payments were made at the average annual rate of 0.35% of such net assets amounting to $542 of which $155 related to the Plan and $387 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $12,327, of which the Distributor received $3,501.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $3,661,804 and $19,184,754, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $232,689,528. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $91,703 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $19,144,259 for a net unrealized depreciation of $19,052,556.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At September 30, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	327,921	$3,294,139	1,048,369	$11,565,836
Reinvested dividends and distributions	75,651	760,289	154,577	1,689,451
Cost of shares redeemed	(1,135,766)	(11,452,295)	(1,306,729)	(14,281,994)
Net change	(732,194)	(7,397,867)	(103,783)	(1,026,707)

Class C Shares
Proceeds from shares sold	5,407	54,255	18,043	199,732
Reinvested dividends and distributions	653	6,576	1,633	17,857
Cost of shares redeemed	(69,632)	(699,873)	(95,456)	(1,045,867)
Net change	(63,572)	(639,042)	(75,780)	(828,278)

Class F Shares
Proceeds from shares sold	186,514	1,872,752	302,732	3,309,773
Reinvested dividends and distributions	5,122	51,372	6,072	65,977
Cost of shares redeemed	(107,936)	(1,087,912)	(97,357)	(1,055,187)
Net change	83,700	836,212	211,447	2,320,563

Class I Shares
Proceeds from shares sold	1	13	4,733	51,977
Reinvested dividends and distributions	250	2,514	461	5,038
Cost of shares redeemed	(899)	(8,879)	(4,947)	(54,223)
Net change	(648)	(6,352)	247	2,792

Class Y Shares
Proceeds from shares sold	877,356	8,854,926	2,084,899	22,920,956
Reinvested dividends and distributions	44,626	448,439	83,039	906,731
Cost of shares redeemed	(1,960,683)	(19,792,523)	(1,443,311)	(15,701,916)
Net change	(1,038,701)	(10,489,158)	724,627	8,125,771
Total transactions in Fund shares	(1,751,415)	$(17,696,207)	756,758	$8,594,141

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

7. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $34,644. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,382.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2022, the Fund had capital loss carry forwards of $680,357 where the $680,357 retains its character of short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

25  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$5,004,124	$5,211,017
Ordinary Income	524	2,755
	$5,004,648	$5,213,772

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	248,368
Accumulated net realized loss	(680,357)
Unrealized depreciation	(3,914,170)
Other temporary differences	(191,430)
$(4,537,589)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations

26  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments

27  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

28  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.10	0.20	0.23	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.58)	(0.46)	0.34	0.42	0.43	0.23
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.10)	(0.20)	(0.23)	(0.25)	(0.26)	(0.27)
Net asset value, end of period	$9.68	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(5.65)%(2)	(4.26)%	3.09%	3.89%	4.18%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$102	$117	$125	$120	$115	$116
Ratio of expenses to average net assets	0.79%(3)	0.76%	0.78%	0.79%	0.79%	0.76%
Ratio of net investment income to average net assets	1.94%(3)	1.82%	2.04%	2.25%	2.51%	2.53%
Portfolio turnover rate	2%(2)	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.87%(3)	0.84%	0.86%	0.87%	0.86%	0.84%
Ratio of net investment income to average net assets	1.86%(3)	1.75%	1.96%	2.17%	2.43%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.05	0.11	0.13	0.15	0.17	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.63)	(0.55)	0.24	0.32	0.34	0.14
Less distributions (note 9):
Dividends from net investment income	(0.05)	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Distributions from capital gains	—	—	––	—	—	—
Total distributions	(0.05)	(0.11)	(0.13)	(0.15)	(0.17)	(0.18)
Net asset value, end of period	$9.68	$10.36	$11.02	$10.91	$10.74	$10.57
Total return (not reflecting sales charge)	(6.05)%(2)	(5.07)%	2.21%	3.01%	3.30%	1.31%
Ratios/supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$5	$7	$9
Ratio of expenses to average net assets	1.64%(3)	1.61%	1.64%	1.65%	1.63%	1.61%
Ratio of net investment income to average net assets	1.08%(3)	0.97%	1.20%	1.41%	1.66%	1.68%
Portfolio turnover rate	2%(2)	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.72%(3)	1.69%	1.71%	1.73%	1.71%	1.69%
Ratio of net investment income to average net assets	1.00%(3)	0.90%	1.13%	1.33%	1.58%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Class F
					For the
					Period
	Six				November 30,
	Months				2018*
	Ended				through
	9/30/22	Year Ended March 31,			March 31,
	(unaudited)	2022	2021	2020	2019
Net asset value, beginning of period	$10.34	$11.00	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.11	0.22	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.66)	0.11	0.17	0.24
Total from investment operations	(0.57)	(0.44)	0.35	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.22)	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.11)	(0.22)	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$9.66	$10.34	$11.00	$10.89	$10.72
Total return	(5.57)%(2)	(4.10)%	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$4	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.61%(3)	0.58%	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.12%(3)	1.99%	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	2%(2)	12%	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.68%(3)	0.66%	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	2.05%(3)	1.92%	2.13%	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.37	$11.03	$10.91	$10.74	$10.56	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.09	0.18	0.21	0.23	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.66)	0.12	0.17	0.18	(0.05)
Total from investment operations	(0.59)	(0.48)	0.33	0.40	0.44	0.21
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Distributions from capital gains	—	—	––	—	—	—
Total distributions	(0.09)	(0.18)	(0.21)	(0.23)	(0.26)	(0.26)
Net asset value, end of period	$9.69	$10.37	$11.03	$10.91	$10.74	$10.56
Total return	(5.71)%(2)	(4.39)%	3.03%	3.74%	4.24%	1.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.2	$0.2	$0.1
Ratio of expenses to average net assets	0.93%(3)	0.91%	0.93%	0.94%	0.83%	0.89%
Ratio of net investment income to average net assets	1.80%(3)	1.67%	1.89%	2.10%	2.47%	2.41%
Portfolio turnover rate	2%(2)	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.01%(3)	0.99%	1.00%	1.02%	0.91%	0.97%
Ratio of net investment income to average net assets	1.72%(3)	1.60%	1.81%	2.02%	2.39%	2.33%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

32  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.11	0.22	0.24	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.68)	(0.66)	0.11	0.17	0.17	(0.04)
Total from investment operations	(0.57)	(0.44)	0.35	0.43	0.45	0.25
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Distributions from capital gains	—	—	––	—	—	—
Total distributions	(0.11)	(0.22)	(0.24)	(0.26)	(0.28)	(0.29)
Net asset value, end of period	$9.68	$10.36	$11.02	$10.91	$10.74	$10.57
Total return	(5.58)%(2)	(4.11)%	3.24%	4.05%	4.34%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$108	$126	$126	$117	$105	$106
Ratio of expenses to average net assets	0.64%(3)	0.61%	0.63%	0.64%	0.64%	0.61%
Ratio of net investment income to average net assets	2.09%(3)	1.97%	2.19%	2.40%	2.66%	2.69%
Portfolio turnover rate	2%(2)	12%	7%	6%	9%	4%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.72%(3)	0.69%	0.71%	0.72%	0.72%	0.69%
Ratio of net investment income to average net assets	2.01%(3)	1.90%	2.11%	2.32%	2.58%	2.61%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

33  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

34  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2023.

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

35  |  Aquila Narragansett Tax-Free Income Fund

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Jeffrey Hanna. They considered that Mr. Hanna is based in Providence, Rhode Island and that he has a comprehensive understanding regarding the economy of the State of Rhode Island and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged US.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the three, five, and ten-year periods ended June 30, 2022, but lower than the average annual return of the funds in the Morningstar Category for the one-year period ended June 30, 2022. They noted that the Fund’s return for each of the one, three and five-year periods and six months ended June 30, 2022 was in the third quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund’s average annual return was lower than that of its benchmark index for the one, three and five-year periods ended June 30, 2022, and equal to the benchmark index for the ten-year period ended June 30, 2022. The Trustees further noted, as reflected in

36  |  Aquila Narragansett Tax-Free Income Fund

the Consultant’s Report, that the Fund’s total return for 2021 was lower than the average total return of the funds in the Morningstar Category but higher than the total return of its benchmark index for 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Rhode Island, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States. They noted that only 0.16% of the benchmark index consists of Rhode Island bonds and that none of the funds in the Morningstar Category invests primarily in Rhode Island municipal obligations. They further noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory Fees and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 13 other Municipal Single-State Intermediate-Term Bond funds, two Municipal Massachusetts Bond funds, two Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds, and one Municipal Pennsylvania Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $130 million and $692 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the third quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period and was equal to the median actual net management fee of the funds in the Expense Group (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fees of the funds in the Morningstar Category (at the Fund’s current asset level and all asset levels up to $10 billion).

The Trustees considered that the Fund’s net total expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, for the most recent fiscal year were in the third quintile relative to the net total expenses of the other funds in its Expense

37  |  Aquila Narragansett Tax-Free Income Fund

Group for the comparable period and lower than the median net total expenses of the funds in the Expense Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees considered that the Manager and, in turn, the Sub-Adviser was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

38  |  Aquila Narragansett Tax-Free Income Fund

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its advisory fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

39  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$ 943.50	$3.85	$1,021.11	$4.00	0.79%
C	$1,000	$ 939.50	$7.97	$1,016.85	$8.29	1.64%
F	$1,000	$ 944.30	$2.97	$1,022.01	$3.09	0.61%
I	$1,000	$ 942.90	$4.53	$1,020.41	$4.71	0.93%
Y	$1,000	$ 944.20	$3.12	$1,021.86	$3.24	0.64%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

40  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $5,004,124 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

41  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CLARFELD FINANCIAL ADVISORS, LLC

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RISAR-1122

Semi-Annual Report September 30, 2022

Aquila Tax-Free Fund of Colorado Keeping an Optimistic Long-Term View Serving Colorado investors since 1987

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

NOT A PART OF THE SEMI-ANNUAL REPORT

low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

NOT A PART OF THE SEMI-ANNUAL REPORT

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (41.8%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (2.9%)
	Crested Butte, Colorado Fire Protection District
$ 1,040,000	4.000%, 12/01/36 Series 2022	A1/NR/NR	$ 987,844
	Denver, Colorado City & County Elevate
2,000,000	5.000%, 08/01/33 Series 2022A	Aaa/AAA/AAA	2,245,880
	Englewood, Colorado
1,000,000	5.000%, 12/01/30	NR/AA+/NR	1,071,330
	Wheat Ridge, Colorado Urban Renewal Authority Tax Increment
1,270,000	5.000%, 12/01/31	NR/AA-/NR	1,391,209
	Total City & County		5,696,263

	Lease (0.5%)
	Colorado State Rural COP
1,000,000	4.000%, 12/15/35 Series 2020A	Aa2/AA-/NR	948,980

	Metropolitan District (3.1%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior
2,600,000	5.000%, 12/01/25 Series A-1	NR/NR/AA-	2,604,758
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior
1,000,000	5.000%, 12/01/25 Series B-1	Aa3/NR/NR	1,048,210
	Midcities Metropolitan District No.2 Colorado, Special Revenue
2,365,000	5.000%, 12/01/31 Series 2022 AGMC Insured	A1/AA/NR	2,552,663
	Total Metropolitan District		6,205,631

	School Districts (34.7%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa1/AA/NR	3,114,870
1,000,000	5.000%, 12/15/25	Aa1/AA/NR	1,054,960
1,435,000	5.000%, 12/15/29	Aa1/AA/NR	1,524,386
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,116,980

1  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Adams & Arapahoe Counties, Colorado Joint School District #28J
$ 4,125,000	5.000%, 12/01/30	Aa1/NR/AA	$ 4,369,984
	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA/NR	1,033,286
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,006,000
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,037,230
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,110,456
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,069,691
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,235,399
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,537,869
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,060,740
	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa1/AA+/NR	2,077,440
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,132,640
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J
1,000,000	5.000%, 12/15/29 Series C	Aa1/AA+/NR	1,063,500
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,368,744
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,125,960
1,000,000	5.000%, 12/01/34 Series 2022A	Aa1/AA+/AA+	1,097,840
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/25 Series B	Aa1/AA+/AA+	2,077,440
4,000,000	5.000%, 12/01/27 Series B	Aa1/AA+/AA+	4,149,760

2  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
$ 1,000,000	5.000%, 12/01/29	Aa1/AA/NR	$ 1,062,980
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,175,440
	El Paso County, Colorado School District #20 Refunding
2,255,000	5.000%, 12/15/29	Aa1/NR/NR	2,392,735
1,250,000	5.000%, 12/15/31	Aa1/NR/NR	1,320,337
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa1/AA/NR	2,388,026
1,500,000	5.000%, 12/15/30	Aa1/AA/NR	1,638,075
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	2,809,404
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,003,060
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,094,980
800,000	5.000%, 12/15/30	Aa1/NR/NR	875,984
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,503,150
	Mesa County, Colorado Valley School District No. 051, Grand Junction
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,063,930
	Pueblo County, Colorado School District No. 70
1,390,000	4.000%, 12/01/32 Series 2021A	Aa2/AA/NR	1,425,084
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	5.000%, 12/01/28	Aaa/NR/NR	2,133,960
	Total School Districts		68,252,320

3  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (0.6%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
$ 1,185,000	5.000%, 12/01/24	NR/A/NR	$ 1,207,539
	Total General Obligation Bonds		82,310,733

	Revenue Bonds (50.1%)
	City & County (1.4%)
	Denver, Colorado City & County COP, Convention Center Expansion Project
1,500,000	5.000%, 06/01/30 Series 2018A	Aa2/AA+/AA+	1,575,765
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,087,090
	Total City & County		2,662,855

	Electric (1.8%)
	Colorado Springs, Colorado Utilities Revenue, Refunding
1,000,000	5.000%, 11/15/27 Series A	Aa2/AA+/AA	1,054,260
	Colorado Springs, Colorado Utilities Revenue Refunding
450,000	5.000%, 11/15/33 Series 2022B	Aa2/AA+/NR	499,887
450,000	5.000%, 11/15/34 Series 2022B	Aa2/AA+/NR	497,781
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement
1,310,000	5.000%, 11/01/30 Series 2019A	NR/A+/NR	1,437,882
	Total Electric		3,489,810

	Higher Education (15.2%)
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	847,560
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	7,214,900
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,058,670

4  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Colorado Mountain College COP
$ 685,000	4.000%, 12/01/33 Series 2021	Aa3/NR/NR	$ 672,999
	Colorado School of Mines Institutional Enterprise
1,845,000	5.000%, 12/01/29 Series B	A1/A+/NR	1,980,386
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College
1,000,000	5.000%, 11/01/30 Series 2017A	Aa3/NR/NR	1,067,560
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding
1,110,000	5.000%, 11/01/30 Series 2019A	Aa3/NR/NR	1,215,439
1,710,000	5.000%, 11/01/32 Series 2019A	Aa3/NR/NR	1,857,180
835,000	5.000%, 11/01/33 Series 2019A	Aa3/NR/NR	903,370
	Colorado State Board of Governors University Enterprise System
2,905,000	5.000%, 03/01/26 Series C SHEIPInsured	Aa2/AA/NR	3,016,755
1,250,000	5.000%, 03/01/28 Series C SHEIP Insured	Aa2/AA/NR	1,343,825
2,100,000	5.000%, 03/01/29 Series C SHEIP Insured	Aa2/AA/NR	2,256,576
	University of Colorado Enterprise System
1,165,000	5.000%, 06/01/26 Series A NPFG Insured	Aa1/NR/AA+	1,236,170
	University of Colorado Enterprise System
2,000,000	5.000%, 06/01/28 Series A-1	Aa1/NR/AA+	2,173,900
	University of Colorado Enterprise System
1,000,000	5.000%, 06/01/32 Series 2019B	Aa1/NR/AA+	1,081,200
1,000,000	5.000%, 06/01/33 Series 2019B	Aa1/NR/AA+	1,077,380
	University of Northern Colorado Greeley Institutional Enterprise Refunding
1,000,000	5.000%, 06/01/25 Series A SHEIP Insured	Aa2/AA/NR	1,025,460
	Total Higher Education		30,029,330

5  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Hospital (1.7%)
	Colorado Health Facilities Authority, Sanford
$ 1,000,000	5.000%, 11/01/32 Series 2019A	NR/A+/AA-	$ 1,035,480
2,165,000	5.000%, 11/01/34 Series 2019A	NR/A+/AA-	2,219,558
	Total Hospital		3,255,038

	Lease (12.7%)
	Arapahoe County, Colorado School District No. 5 Cherry Creek COP
2,295,000	5.000%, 12/15/33 Series 2022	NR/AA/NR	2,539,899
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,216,751
	Colorado State BEST COP
3,500,000	5.000%, 03/15/30 Series K	Aa2/AA-/NR	3,704,470
2,500,000	5.000%, 03/15/31 Series K	Aa2/AA-/NR	2,638,675
	Colorado State BEST COP
2,000,000	5.000%, 03/15/31 Series M	Aa2/AA-/NR	2,146,540
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,803,179
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,119,603
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,620,491
	Foothills Park and Recreation District, Colorado COP
1,405,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	1,400,729
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,447,799
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,047,820

6  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Lease (continued)
	South Suburban Park and Recreation District, Colorado COP
$ 1,000,000	5.000%, 12/15/31	NR/AA-/NR	$ 1,079,390
1,010,000	4.000%, 12/15/35 Series 2021	NR/AA-/NR	999,486
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP
750,000	4.500%, 12/01/26 Series 2014	A1/NR/NR	764,910
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A1/AA/NR	1,481,184
	Total Lease		25,010,926

	Sales Tax (3.3%)
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,070,840
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,124,985
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,045,160
	Denver, Colorado City & County Dedicated Tax Revenue
1,165,000	4.000%, 08/01/33 Series 2021A	Aa3/AA-/AA-	1,196,653
1,000,000	4.000%, 08/01/35 Series 2021A	Aa3/AA-/AA-	1,002,790
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,091,722
	Total Sales Tax		6,532,150

	Tax Increment (0.9%)
	Park Creek, Colorado Metropolitan District Senior Limited Property Tax Supported
1,850,000	4.000%, 12/01/34 AGMC Insured	NR/AA/A	1,852,553

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (4.5%)
	E-470 Public Highway Authority, Colorado Senior Revenue
$ 1,265,000	5.000%, 09/01/36	A2/A/NR	$ 1,347,744
1,250,000	5.000%, 09/01/35 Series 2020A	A2/A/NR	1,333,825
	Regional Transportation District, Colorado COP
2,000,000	5.000%, 06/01/26 Series A	A1/AA/AA-	2,079,160
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project
3,000,000	5.000%, 11/01/32 Series 2013A	Aa2/AA+/AA	3,362,940
	Roaring Fork Transportation Authority Property Tax Revenue
650,000	4.000%, 12/01/34 Series 2021A	NR/AA-/NR	658,691
	Total Transportation		8,782,360

	Water & Sewer (8.6%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,370,266
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,057,332
	Broomfield, Colorado Sewer and Waste Water
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,554,696
	Central Weld County, Colorado Water District
200,000	4.000%, 12/01/33 AGMC Insured	NR/AA/NR	203,088
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	970,279
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding
1,000,000	4.000%, 12/15/22 Series B	Aaa/AAA/AAA	1,000,760
	Denver, Colorado City and County Board Water Commissioners
850,000	5.000%, 09/15/29 Series B	Aaa/AAA/AAA	917,286
	Firestone, Colorado Water Enterprise
750,000	5.000%, 12/01/32 Series 2020 BAMAC Insured	NR/AA/NR	819,990

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	Greeley, Colorado Water Revenue
$ 1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	$ 1,805,885
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,466,128
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,016,960
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding & Improvement
500,000	5.000%, 11/01/33 Series 2022	NR/AA+/NR	555,365
865,000	5.000%, 11/01/34 Series 2022	NR/AA+/NR	956,655
	St. Vrain, Colorado Sanitation District Wastewater Revenue Refunding and Improvement Bonds
800,000	4.000%, 12/01/31 Series 2020	NR/AA/NR	818,928
	Thornton, Colorado Water Enterprise Revenue
1,970,000	4.000%, 12/01/24 Series 2013	Aa2/AA/NR	1,992,517
	Upper Eagle Regional Water Authority, Eagle County, Colorado Refunding and Improvement
500,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	511,810
	Total Water & Sewer		17,017,945
	Total Revenue Bonds		98,632,967

	Pre-Refunded Bonds (5.6%)††
	Pre-Refunded General Obligation Bonds (1.1%)
	School Districts (1.1%)
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa1/NR/NR	1,053,730
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa1/AA/NR	1,095,396
	Total Pre-Refunded General Obligation Bonds		2,149,126

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (4.5%)	Ratings Moody’s, S&P and Fitch	Value
	Electric (1.3%)
	Colorado Springs, Colorado Utilities Revenue Refunding
$ 2,600,000	5.000%, 11/15/23 Series B	Aa2/AA+/AA	$ 2,605,590

	Higher Education (1.4%)
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	2,742,040

	Lease (1.3%)
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,646,233

	Sales Tax (0.5%)
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,020,917
	Total Pre-Refunded Revenue Bonds		9,014,780
	Total Pre-Refunded Bonds		11,163,906
	Total Municipal Bonds (cost $201,585,158)		192,107,606

Shares	Short-Term Investment (1.9%)
3,764,468	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%* (cost $3,764,468)	Aaa-mf/AAAm/NR	3,764,468

	Total Investments (cost $205,349,626 - note 4)	99.4%	195,872,074
	Other assets less liabilities	0.6	1,086,570
	Net Assets	100.0%	$ 196,958,644

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	3.8%
Prerefunded bonds\ETM bonds ††	5.8
Aa of Moody's or AA of S&P or Fitch	80.9
A of Moody's or S&P	9.5
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC - Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $205,349,626)	$195,872,074
Interest receivable	2,613,166
Receivable for Fund shares sold	94,549
Other assets	23,356
Total assets	198,603,145

LIABILITIES
Payable for investment securities purchased	1,036,512
Payable for Fund shares redeemed	396,827
Management fee payable	79,738
Dividends payable	52,211
Distribution and service fees payable	364
Accrued expenses payable	78,849
Total liabilities	1,644,501
NET ASSETS	$196,958,644

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$206,946
Additional paid-in capital	212,004,782
Total distributable earnings (losses)	(15,253,084)
$196,958,644
CLASS A
Net Assets	$137,764,273
Capital shares outstanding	14,483,299
Net asset value and redemption price per share	$9.51
Maximum offering price per share (100/97 of $9.51)	$9.80

CLASS C
Net Assets	$3,048,042
Capital shares outstanding	321,222
Net asset value and offering price per share	$9.49

CLASS Y
Net Assets	$56,146,329
Capital shares outstanding	5,890,034
Net asset value, offering and redemption price per share	$9.53

See accompanying notes to financial statements.

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income		$2,639,463

Expenses
Management fees (note 3)	$537,402
Distribution and service fees (note 3)	58,440
Transfer and shareholder servicing agent fees	49,581
Trustees’ fees and expenses (note 7)	33,855
Legal fees	33,079
Auditing and tax fees	12,133
Registration fees and dues	11,269
Shareholders’ reports	7,113
Insurance	6,623
Compliance services (note 3)	4,690
Custodian fees	3,442
Credit facility fees (note 10)	2,840
Miscellaneous	20,964
Total Expenses	781,431

Management fee waived (note 3)	(21,496)
Net expenses		759,935
Net investment income		1,879,528

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(2,826,543)
Change in unrealized appreciation (depreciation) on investments	(7,529,196)
Net realized and unrealized gain (loss) on investments		(10,355,739)
Net change in net assets resulting from operations		$(8,476,211)

See accompanying notes to financial statements.

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$1,879,528	$4,105,552
Realized gain (loss) from securities transactions	(2,826,543)	(1,051,297)
Change in unrealized appreciation (depreciation) on investments	(7,529,196)	(14,794,591)
Change in net assets resulting from operations	(8,476,211)	(11,740,336)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,285,555)	(2,612,113)

Class C Shares	(14,562)	(31,867)

Class Y Shares	(579,953)	(1,455,510)
Change in net assets from distributions	(1,880,070)	(4,099,490)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	12,423,946	20,695,264
Reinvested dividends and distributions	1,536,129	3,295,515
Cost of shares redeemed	(41,769,865)	(54,699,699)
Change in net assets from capital share transactions	(27,809,790)	(30,708,920)
Change in net assets	(38,166,071)	(46,548,746)

NET ASSETS:
Beginning of period	235,124,715	281,673,461
End of period	$196,958,644	$235,124,715

See accompanying notes to financial statements.

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado. Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$3,764,468
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	192,107,606
Level 3 – Significant Unobservable Inputs	—
Total	$195,872,074
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2023 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

of Trustees. For the six months ended September 30, 2022, the Fund incurred management fees of $537,402 of which $21,496 was waived under the contractual fee waiver.

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2023 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075%. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $40,156 of which the Distributor retained $2,784.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $13,713. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $4,571. The total of these payments with respect to Class C Shares amounted to $18,284 of which the Distributor retained $4,642.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $2,417 of which the Distributor received $2,335.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $12,501,976 and $38,929,966, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $205,312,928. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $194,421 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,635,275 for a net unrealized depreciation of $9,440,854.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At September 30, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	489,908	$4,805,940	479,420	$5,095,327
Reinvested dividends and distributions	113,750	1,113,738	213,994	2,253,402
Cost of shares redeemed	(1,490,520)	(14,637,405)	(2,151,069)	(22,641,448)
Net change	(886,862)	(8,717,727)	(1,457,655)	(15,292,719)

Class C Shares
Proceeds from shares sold	8,852	87,382	40,472	425,735
Reinvested dividends and distributions	1,449	14,161	2,916	30,683
Cost of shares redeemed	(137,200)	(1,347,110)	(224,188)	(2,374,944)
Net change	(126,899)	(1,245,567)	(180,800)	(1,918,526)

Class Y Shares
Proceeds from shares sold	765,275	7,530,624	1,432,179	15,174,202
Reinvested dividends and distributions	41,607	408,230	95,758	1,011,430
Cost of shares redeemed	(2,621,940)	(25,785,350)	(2,815,439)	(29,683,307)
Net change	(1,815,058)	(17,846,496)	(1,287,502)	(13,497,675)
Total transactions in Fund shares	(2,828,819)	$(27,809,790)	(2,925,957)	$(30,708,920)

7. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $32,554. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $1,301.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $1,919,671 of which $1,752,283 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2022, the Fund had post-October losses of $1,057,379, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$4,099,490	$4,680,747
Ordinary Income	—	1,367
	$4,099,490	$4,682,114

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	57,923
Unrealized depreciation	(1,913,549)
Accumulated net realized loss	(1,919,671)
Post October losses	(1,057,379)
Other temporary differences	(64,127)
$(4,896,803)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.99	$10.64	$10.56	$10.46	$10.31	$10.51
Income from investment operations:
Net investment income(1)	0.09	0.16	0.18	0.22	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.48)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.39)	(0.49)	0.26	0.32	0.39	0.06
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.09)	(0.16)	(0.18)	(0.22)	(0.24)	(0.26)
Net asset value, end of period	$9.51	$9.99	$10.64	$10.56	$10.46	$10.31
Total return (not reflecting sales charge)	(3.97)%(2)	(4.67)%	2.48%	3.03%	3.86%	0.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$138	$154	$179	$186	$188	$196
Ratio of expenses to average net assets	0.71%(3)	0.69%	0.69%	0.71%	0.70%	0.68%
Ratio of net investment income to average net assets	1.75%(3)	1.52%	1.69%	2.04%	2.35%	2.47%
Portfolio turnover rate	6%(2)	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.73%(3)	0.71%	0.71%	0.73%	0.72%	0.70%
Ratio of net investment income to average net assets	1.73%(3)	1.50%	1.67%	2.02%	2.33%	2.45%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.97	$10.62	$10.54	$10.44	$10.29	$10.49
Income from investment operations:
Net investment income(1)	0.04	0.06	0.08	0.12	0.14	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.48)	(0.65)	0.08	0.10	0.15	(0.20)
Total from investment operations	(0.44)	(0.59)	0.16	0.22	0.29	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.04)	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Distributions from capital gains	—	—	––	––	––	—
Total distributions	(0.04)	(0.06)	(0.08)	(0.12)	(0.14)	(0.16)
Net asset value, end of period	$9.49	$9.97	$10.62	$10.54	$10.44	$10.29
Total return (not reflecting CDSC)	(4.43)%(2)	(5.58)%	1.51%	2.06%	2.88%	(0.41)%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$4	$7	$8	$9	$15
Ratio of expenses to average net assets	1.65%(3)	1.63%	1.64%	1.66%	1.65%	1.63%
Ratio of net investment income to average net assets	0.80%(3)	0.58%	0.75%	1.09%	1.40%	1.52%
Portfolio turnover rate	6%(2)	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.67%(3)	1.65%	1.66%	1.68%	1.67%	1.65%
Ratio of net investment income to average net assets	0.78%(3)	0.56%	0.73%	1.07%	1.38%	1.50%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.01	$10.66	$10.58	$10.49	$10.34	$10.54
Income from investment operations:
Net investment income(1)	0.09	0.17	0.19	0.22	0.25	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.48)	(0.65)	0.08	0.09	0.15	(0.20)
Total from investment operations	(0.39)	(0.48)	0.27	0.31	0.40	0.07
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Distributions from capital gains	—	—	––	––	––	—
Total distributions	(0.09)	(0.17)	(0.19)	(0.22)	(0.25)	(0.27)
Net asset value, end of period	$9.53	$10.01	$10.66	$10.58	$10.49	$10.34
Total return	(3.93)%(2)	(4.60)%	2.53%	2.98%	3.90%	0.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$56	$77	$96	$72	$70	$76
Ratio of expenses to average net assets	0.65%(3)	0.63%	0.64%	0.66%	0.65%	0.63%
Ratio of net investment income to average net assets	1.80%(3)	1.58%	1.74%	2.09%	2.40%	2.52%
Portfolio turnover rate	6%(2)	14%	7%	13%	7%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.67%(3)	0.65%	0.66%	0.68%	0.67%	0.65%
Ratio of net investment income to average net assets	1.78%(3)	1.56%	1.72%	2.07%	2.38%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

28  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

29  |  Aquila Tax-Free Fund of Colorado

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Christopher Johns. They considered that Mr. Johns is based in Denver, Colorado and that he has a comprehensive understanding regarding the economy of the State of Colorado and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A Shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Morningstar Category for the three, five and ten-year periods ended June 30, 2022, but higher than average annual total return of the funds in the Morningstar Category for Performance for the one-year period ended June 30, 2022. They noted that the Fund’s return for each of the one-year period and six months ended June 30, 2022 was in the first quintile and that its average annual return for each of the three and five-year periods ended June 30, 2022 was in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund’s average annual return was lower than the average annual total return of the benchmark index for the one, three, five

30  |  Aquila Tax-Free Fund of Colorado

and ten-year periods ended June 30, 2022. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 was lower than both the average annual total return of the funds in the Morningstar Category and the total return of its benchmark index for 2021.

The Trustees considered that the Fund invests primarily in municipal obligations issued by the State of Colorado, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2% of the benchmark index consists of Colorado bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and Sub-Adviser’s view that the Fund’s performance, as compared to its peer group, was explained in part by the Fund’s somewhat higher-quality portfolio and lower duration. The Trustees also considered the steps taken by the Sub-Adviser in recent months in an effort to improve the Fund’s investment performance.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 13 other Municipal Single-State Intermediate-Term Bond funds, two Municipal Massachusetts Bond funds, two Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds, and one Municipal Pennsylvania Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $130 million and $692 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection for the Expense Group focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee (after giving effect to the fee waiver) for its most recent fiscal year was in the fourth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was higher than the average and median contractual

31  |  Aquila Tax-Free Fund of Colorado

advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and all asset levels up to $10 billion).

The Trustees considered that the Fund’s net total expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, for the most recent fiscal year were in the second quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Sub-Adviser has agreed, through a contractual waiver of its sub-advisory fees, to include breakpoints in its fee schedule based on the size of the Fund. In addition, it was noted

32  |  Aquila Tax-Free Fund of Colorado

that the Manager had contractually agreed to waive its fees to the extent necessary in order to pass the benefits of the breakpoints in the Sub-Adviser’s fee waiver under the Sub-Advisory Agreement to the shareholders of the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

33  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$ 960.30	$3.49	$1,021.51	$3.60	0.71%
C	$1,000	$ 955.70	$8.09	$1,016.80	$8.34	1.65%
Y	$1,000	$ 960.70	$3.19	$1,021.81	$3.29	0.65%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

34  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $4,099,490 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

35  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COSAR-1122

Semi-Annual Report September 30, 2022

Aquila Tax-Free Fund for Utah Keeping an Optimistic Long-Term View Serving Utah investors since 1992

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

NOT A PART OF THE SEMI-ANNUAL REPORT

low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

NOT A PART OF THE SEMI-ANNUAL REPORT

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (9.9%)	Ratings Moody’s, S&P and Fitch	Value
	City and County (3.4%)
	Brownsville, Texas Combination Tax
$ 500,000	5.000%, 02/15/26 Series 2022	Aa3/AA/NR	$ 525,205
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	Aa3/AA/NR	1,037,200
	Clark County, Nevada, Refunding
1,000,000	4.000%, 06/01/37 Series 2019	Aa1/AA+/NR	939,760
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	816,520
	Corsicana, Texas Combination Tax COP
410,000	4.000%, 02/15/29 Series 2022	NR/AA-/NR	422,558
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,039,680
	Mission, Texas Combination Tax & Revenue Certificates of Obligation
500,000	4.000%, 02/15/32 Series 2021 BAMI Insured	NR/AA/NR	507,360
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A1/AA/NR	1,075,020
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,479,748
	Port of Vancouver, Washington Limited Tax
555,000	5.000%, 12/01/33 AMT Series 2022A	Aa2/NR/NR	577,422
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/AA-/NR	1,010,070
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	857,385
	Washoe County, Nevada Limited Tax
1,500,000	4.000%, 07/01/32 Series 2021	Aa2/AA/NR	1,543,710
	West University Place City, Texas Certificates of Obligation
535,000	5.000%, 02/01/26 Series 2022	NR/AAA/NR	563,612
	Total City and County		12,395,250

1  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (0.3%)
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
$ 1,000,000	5.000%, 12/01/28	A2/NR/NR	$ 1,078,550

	Public Schools (4.8%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,011,080
	Bushland, Texas Independent School District Unlimited Tax
900,000	5.000%, 02/15/29 Series 2022	NR/AAA/NR	985,554
	Canyons School District Utah (School Board Guaranty Program)
1,000,000	5.000%, 06/15/31 Series 2022	Aaa/NR/AAA	1,119,710
	Clark County, Nevada School District Limited Tax
80,000	5.000%, 06/15/29 Series B	A1/A+/NR	86,638
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,056,960
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,188,675
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,720,604
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,021,200
	Deuel, South Dakota School District 19-4 Limited Tax COP
1,375,000	2.000%, 08/01/29 Series 2022	NR/AA+/NR	1,216,572
	Grant County, Washington School District No. 161 Moses Lake (School Board Guaranty Program)
500,000	4.000%, 12/01/35	Aaa/NR/NR	497,040
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,034,690

2  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
$ 1,230,000	5.000%, 12/01/35	Aaa/NR/NR	$ 1,288,474
	Minnehaha County, South Dakota COP Limited Tax
900,000	3.000%, 12/01/29 Series 2022A	Aa1/NR/NR	869,076
	Port Arthur, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 02/15/35 Series 2021 AGMC Insured	NR/AA/A+	992,240
	Washoe County, Nevada School District Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,008,330
	Weatherford, Texas Independent School District Unlimited Tax Refunding
365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	361,007
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	438,867
	Wink-Loving, Texas Independent School District Unlimited Tax
300,000	5.000%, 02/15/25 Series 2022 PSF Guaranteed	Aaa/NR/NR	301,986
	Total Public Schools		17,198,703

	State (1.2%)
	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,045,620
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,045,430
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,080,330
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,079,870
	Total State		4,251,250

3  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (0.2%)
	Central Utah Water Conservancy District Limited Tax
$ 700,000	5.000%, 04/01/34 Series 2022A	NR/AA+/AA+	$ 781,214
	Total General Obligation Bonds		35,704,967

	Revenue Bonds (84.0%)
	Airport (7.5%)
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	917,850
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	525,065

	Clark County, Nevada Airport System Junior Subordinate Lien
745,000	5.000%, 07/01/26 AMT Series 2021 B	A1/NR/A+	768,862
	Greater Orlando, Florida Aviation Authority Airport Facilities
675,000	5.000%, 10/01/31 AMT Series 2022A	Aa3/AA-/AA-	709,999
	Hillsborough County, Florida Aviation Authority Airport, Tampa International Airport
1,500,000	5.000%, 10/01/28 AMT Series 2022A	Aa3/NR/AA-	1,573,890
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A+	1,041,760
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/38 AMT Series 2019A	Aa3/AA-/AA-	1,014,330

4  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airport (continued)
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
$ 1,000,000	5.000%, 07/01/26 AMT Series A	A2/A/NR	$ 1,032,030
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	3,885,450
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	1,036,120
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A/NR	1,042,310
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,041,760
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,044,500
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A/NR	3,190,024
40,000	5.000%, 07/01/32 AMT Series A	A2/A/NR	41,516
410,000	5.000%, 07/01/34 AMT Series A	A2/A/NR	414,932
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A/NR	1,000,040
1,240,000	5.000%, 07/01/30 Series B	A2/A/NR	1,311,957
850,000	5.000%, 07/01/31 Series B	A2/A/NR	896,435
500,000	5.000%, 07/01/31 Series B	A2/A/NR	532,495
1,525,000	5.000%, 07/01/37 Series B	A2/A/NR	1,563,003
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,375,784
	Total Airport		26,960,112

	Charter Schools (9.9%)
	Utah State Charter School Finance Authority Entheos Academy (School Board Guaranty Program)
1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	1,373,116
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,518,225
	Utah State Charter School Finance Authority Good Foundations Academy
345,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	341,640
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,099
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,279,934

5  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Hawthorn Academy Project
$ 1,865,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	$ 1,907,336
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,328,392
	Utah State Charter School Finance Authority Legacy Preparatory Academy
300,000	4.000%, 04/15/24	NR/AA/NR	301,143
1,710,000	5.000%, 04/15/29	NR/AA/NR	1,749,826
1,000,000	4.000%, 04/15/32 Series 2022	NR/AA/NR	961,130
1,000,000	4.000%, 04/15/37 Series 2022	NR/AA/NR	917,510
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,010,970
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
190,000	4.000%, 10/15/22	NR/AA/NR	190,044
150,000	4.000%, 10/15/23	NR/AA/NR	150,042
260,000	4.000%, 10/15/24	NR/AA/NR	260,031
	Utah State Charter School Finance Authority Providence Hall
1,000,000	4.000%, 10/15/46 Series 2021A	Aa2/NR/NR	839,620
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	511,955
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	759,370
	Utah State Charter School Finance Authority Spectrum Academy
625,000	4.000%, 04/15/33 Series 2020	Aa2/NR/NR	580,631
655,000	4.000%, 04/15/34 Series 2020	Aa2/NR/NR	604,703

6  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Utah Charter Academies
$ 500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	$ 518,115
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	527,110
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	499,425
	Utah State Charter School Finance Authority Venture Academy
420,000	4.000%, 10/15/24	NR/AA/NR	421,042
855,000	5.000%, 10/15/29	NR/AA/NR	874,409
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,113,221
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,110,867
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,005,966
	Utah State Charter School Finance Authority Voyage Academy
820,000	5.000%, 03/15/27 144A	NR/NR/NR*	820,098
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,440,195
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,784,904
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	744,470
700,000	5.000%, 10/15/36	NR/AA/NR	703,129
	Total Charter Schools		35,803,668

	Electric (5.1%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,020,110
	Heber Light & Power Co., Utah Electric Revenue Refunding
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A1/AA/AA-	490,405

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Heber Light & Power Co., Utah Electric Revenue Refunding (continued)
$ 645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A1/AA/AA-	$ 603,501
	Intermountain Power Agency, Utah Power Supply Revenue
250,000	5.000%, 07/01/30	Aa3/NR/AA-	277,647
375,000	5.000%, 07/01/33	Aa3/NR/AA-	414,836
375,000	5.000%, 07/01/35	Aa3/NR/AA-	411,484
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	561,855
850,000	5.000%, 06/01/31	NR/A+/NR	913,767
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,055,720
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,038,430
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa2/AA-/AA-	1,261,700
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,209,218
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A1/AA/NR	1,638,711
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	773,325
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	464,896
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	400,136
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	817,220
905,000	5.000%, 03/01/32	NR/A/AA-	927,779
745,000	5.000%, 03/01/34	NR/A/AA-	763,066

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Utah State Municipal Power Agency Power Supply System Revenue
$ 330,000	5.000%, 07/01/23	NR/A+/AA-	$ 334,330
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,111,930
	Total Electric		18,490,066

	Healthcare (0.5%)
	Hale Center, Texas Educational Facilities Corporation, Wayland Baptist University
700,000	5.000%, 03/01/29 Series 2022	NR/BBB+/NR	713,034
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,037,140
	Total Healthcare		1,750,174

	Higher Education (7.8%)
	Salt Lake County, Utah Westminster College Project
790,000	5.000%, 10/01/22	NR/BBB/NR	790,000
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,009,755
955,000	5.000%, 10/01/28	NR/BBB/NR	976,172
1,845,000	5.000%, 10/01/29	NR/BBB/NR	1,892,859
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,026,788
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,075,330
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	A1/NR/NR	526,930
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,036,690
	Utah State Board of Higher Education, University of Utah Green Bond
1,000,000	5.000%, 08/01/39 Series 2022B	Aa1/AA+/NR	1,071,710

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Utah State Board of Regents, Dixie State University
$ 1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	$ 1,861,524
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	695,653
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	726,529
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,116,693
	Utah State Board of Regents Lease Revenue
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,128
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,346,036
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,037,770
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	802,650
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	215,494
1,000,000	3.000%, 04/01/35 Series 2021 BAMAC Insured	NR/AA/NR	836,310
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	537,280
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	495,778
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	617,940
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	480,750
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,041,640
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,561,380
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,115,486
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	1,676,942

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
$ 1,345,000	5.000%, 01/01/32	Aa3/NR/NR	$ 1,394,214
	Total Higher Education		28,086,431

	Housing (2.5%)
	King County, Washington Housing Authority Pooled Refunding
1,760,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	1,682,067
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	883,228
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	469,375
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	395,824
775,000	3.000%, 01/01/30 Series 2022A	Aa1/NR/NR	720,223
	South Dakota Housing Development Authority Homeownership Mortgage
250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	226,150
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	434,120
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	430,100
	Utah Housing Corporation Single Family Mortgage
5,000	4.950%, 01/01/32 Series A Class II	Aa2/AA+/AA	5,002
10,000	4.500%, 01/01/24 Series A Class III	Aa3/AA/AA	10,002
640,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	640,166
25,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	25,011
5,000	4.500%, 07/01/23 Series C	Aa3/AA/AA	5,002
1,930,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA	1,893,909
480,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA	474,226

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (continued)
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
$ 500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	$ 467,100
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	397,115
	Total Housing		9,158,620

	Local Public Property (18.0%)
	Alaska State Municipal Bond Bank
540,000	5.000%, 02/01/30 AMT	NR/A+/A	564,764
565,000	5.000%, 02/01/31 AMT	NR/A+/A	589,035
590,000	5.000%, 02/01/32 AMT	NR/A+/A	613,211
770,000	4.000%, 12/01/33	A1/A+/NR	773,088
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,202,328
	Broward County, Florida Convention Center Hotel First Tier
1,750,000	5.000%, 01/01/32 Series 2022	Aa1/AAA/AA+	1,926,225
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	Aa3/AA/NR	1,052,220
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A+/AA-	1,007,700
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,006,080
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,004,190
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,041,860
	Eagle Mountain, Utah Special Assessment Area
165,000	5.250%, 05/01/28 Series 2013	NR/AA-/NR	166,302
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A3/BBB/NR	510,155

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Jacksonville, Florida Special Revenue Bonds
$ 1,000,000	5.250%, 10/01/37 Series 2022C	NR/AA/AA-	$ 1,079,850
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA/AA-	1,029,352
	Manatee County, Florida Revenue Improvement & Refunding
500,000	5.250%, 10/01/34 Series 2022C	Aa1/NR/AA+	561,310
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
1,085,000	5.000%, 09/01/32 Series 2015	A1/A+/A	1,116,215
	Mesquite, Nevada New Special Improvement District
100,000	5.500%, 08/01/25	NR/NR/NR*	100,281
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	799,477
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,327,908
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,048,260
	Murray City, Utah Municipal Building Authority Lease Revenue
380,000	4.000%, 12/01/30 Series 2020	Aa3/NR/NR	391,297
480,000	4.000%, 12/01/31 Series 2020	Aa3/NR/NR	490,675
300,000	4.000%, 12/01/32 Series 2020	Aa3/NR/NR	303,339
	North Davis, Utah Fire District Local Building Authority Lease Revenue
765,000	3.000%, 04/01/37 BAMI Insured	A1/AA/NR	624,737
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,004,430

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Orange County, Florida Tourist Development Tax Revenue Refunding
$ 1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	$ 1,040,010
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A1/AA/NR	616,023
	Salt Lake City, Utah Local Building Authority Lease Revenue
650,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	653,185
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	632,292
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	399,159
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	427,214
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,127,374
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	447,474
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	781,275
810,000	5.000%, 02/15/31	Aa3/NR/NR	870,126
	Salt Lake City, Utah Municipal Building Authority Lease Revenue
975,000	4.000%, 01/15/34	NR/AA+/AA+	989,567
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
985,000	4.000%, 11/01/27	NR/AA+/NR	1,008,965
1,240,000	4.000%, 11/01/28	NR/AA+/NR	1,269,673
1,070,000	4.000%, 11/01/30	NR/AA+/NR	1,092,844
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
1,000,000	4.000%, 11/01/28 Series 2020	NR/AA/NR	1,015,050
1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	1,052,305
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,096,070
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	508,700

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	St. Lucie County, Florida School Board COP Master Lease Program
$ 500,000	5.000%, 07/01/30 Series A	A1/A/A+	$ 505,860
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	876,384
885,000	4.000%, 12/15/29	NR/AA-/NR	909,125
920,000	4.000%, 12/15/30	NR/AA-/NR	941,675
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	1,856,646
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,384,051
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	1,926,581
	Vineyard Redevelopment Agency, Utah Tax Increment Revenue And Refunding Bonds
750,000	5.000%, 05/01/25 Series 2021 AGMC Insured	NR/AA/NR	779,963
350,000	4.000%, 05/01/33 Series 2021 AGMC Insured	NR/AA/NR	350,998
	Wasatch County, Utah Municipal Building Authority Lease Revenue
560,000	4.000%, 12/01/28 Series 2021	NR/AA-/NR	576,402
585,000	4.000%, 12/01/29 Series 2021	NR/AA-/NR	603,931
605,000	4.000%, 12/01/30 Series 2021	NR/AA-/NR	624,572
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	524,650
500,000	5.000%, 10/01/37	Aa3/NR/NR	521,065
	Weber County, Utah Special Assessment Summit Mountain Area
1,520,000	5.500%, 01/15/28	NR/AA/NR	1,529,637
3,935,000	5.750%, 01/15/33	NR/AA/NR	3,959,791
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,055,010
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,046,280

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
$ 1,500,000	5.250%, 03/01/31	NR/A/AA-	$ 1,574,400
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	903,942
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,040,280
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	318,519
1,000,000	5.000%, 02/01/37 AGMC Insured	NR/AA/NR	1,049,310
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	761,635
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	1,970,164
	Total Local Public Property		64,952,466

	Public Schools (3.2%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,011,250
	Canyons School District Utah, Local Building Authority Lease
725,000	4.000%, 06/15/33 Series 2021	Aa1/NR/NR	727,559
750,000	4.000%, 06/15/34 Series 2021	Aa1/NR/NR	745,822
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,107,969
	Duchesne School District Utah, Municipal Building Authority Lease
750,000	5.000%, 06/01/36 Series 2022	A2/NR/NR	763,132
750,000	4.000%, 06/01/38 Series 2022	A2/NR/NR	656,767
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,715,566

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
$ 1,125,000	5.000%, 01/15/30	A1/NR/NR	$ 1,197,787
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,335,738
500,000	5.000%, 01/15/32 Series 2018	A1/NR/NR	526,845
	Provo City, Utah Municipal Building Authority School District Lease Revenue
1,500,000	5.000%, 03/15/33 Series 2022	Aa3/NR/NR	1,656,195
	Total Public Schools		11,444,630

	Sales Tax (14.2%)
	Draper, Utah Sales Tax Revenue
765,000	4.000%, 11/15/39 Series 2022	NR/AAA/NR	683,451
	Eagle Mountain, Utah Sales Tax Revenue
200,000	5.000%, 02/01/29 Series 2022	NR/AA+/NR	217,248
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,080,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,087,236
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,179,600
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,569,328
	Holladay, Utah Sales Tax Revenue
965,000	5.000%, 11/15/29 Series 2022	NR/AA+/NR	1,059,724
1,000,000	5.000%, 11/15/33 Series 2022	NR/AA+/NR	1,088,810
865,000	5.000%, 11/15/37 Series 2022	NR/AA+/NR	930,351
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
985,000	5.000%, 02/01/27 Series 2021 AGMC Insured	NR/AA/NR	1,052,108
1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	1,023,770
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,019,820
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	505,660
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	502,150

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Lehi, Utah Sales Tax Revenue
$ 1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	$ 1,229,492
420,000	4.000%, 06/01/36 Series 2019	NR/AA+/NR	410,474
	Mapleton City, Utah Municipal Energy Sales & Sales Tax & Telecommunications Fee
1,085,000	3.000%, 06/15/31 Series 2021	NR/A/NR	972,312
780,000	3.000%, 06/15/33 Series 2021	NR/A/NR	672,961
1,255,000	3.000%, 06/15/36 Series 2021	NR/A/NR	1,015,910
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,038,060
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,524,071
	Providence City, Utah Franchise & Sales Tax Revenue
1,270,000	3.000%, 03/01/29 Series 2021	NR/A-/NR	1,170,470
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	514,515
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	764,760
	Salt Lake County, Utah Sales Tax Revenue
525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/AAA	525,724
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,675,357
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,039,250
	Spearfish, South Dakota Sales Tax Revenue
975,000	4.000%, 12/15/29 Series 2022	A1/NR/NR	1,011,055

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Summit County, Utah Transportation Sales Tax Revenue
$ 1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	$ 1,230,492
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,485,916
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	1,648,308
	Utah County, Utah Transportation Sales Tax Revenue Refunding
3,315,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	3,242,501
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	2,952,921
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	3,252,073
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	3,359,078
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	Aa3/AA-/AA	1,075,850
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
3,000,000	zero coupon, 12/15/32	Aa3/AA-/AA	1,890,840
	Watertown, South Dakota Sales Tax Revenue
1,110,000	3.000%, 12/01/34 Series 2021	NR/A/NR	954,145
215,000	5.000%, 12/01/23 Series 2022A BAMI Insured	NR/AA/NR	219,113
335,000	5.000%, 12/01/24 Series 2022A BAMI Insured	NR/AA/NR	346,692
350,000	5.000%, 12/01/25 Series 2022A BAMI Insured	NR/AA/NR	366,874
825,000	4.000%, 12/01/33 Series 2022C BAMI Insured	NR/AA/NR	829,513
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,785,980
	Total Sales Tax		51,123,963

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (4.1%)
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Cedar Hills Project
$ 1,230,000	4.000%, 10/15/32 Series 2022	NR/A+/NR	$ 1,210,960
905,000	4.000%, 10/15/37 Series 2022	NR/A+/NR	837,478
1,125,000	4.250%, 10/15/42 Series 2022	NR/A+/NR	1,022,378
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	327,329
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	351,911
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	370,622
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	531,215
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	512,010
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	611,571
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Santa Clara Project
1,180,000	4.000%, 10/15/32 Series 2022	NR/A/NR	1,160,790
1,010,000	4.000%, 10/15/37 Series 2022	NR/A/NR	942,179
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Syracuse City Project
1,000,000	4.000%, 10/15/30 Series 2021	NR/AA-/NR	1,025,720
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	640,083
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	749,873

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (continued)
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
$ 1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	$ 1,029,590
905,000	4.000%, 05/15/29	Aa1/AA+/NR	931,471
1,775,000	3.000%, 05/15/29	Aa1/AA+/NR	1,690,031
940,000	4.000%, 05/15/30	Aa1/AA+/NR	963,660
	Total State Agency		14,908,871

	Transportation (0.8%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
500,000	5.000%, 07/01/36	Aa3/AA-/NR	522,660
	Pharr, Texas International Toll Bridge System Revenue
1,000,000	4.000%, 08/15/35 Series 2021	A2/A/NR	923,930
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,023,510
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	218,316
	Total Transportation		2,688,416

	Water and Sewer (10.4%)
	Brian Head, Utah Water Revenue Refunding
720,000	3.000%, 04/01/36 Series 2021 AGMC Insured	NR/AA/NR	596,369
	Central Utah Water Conservancy District Refunding
1,785,000	5.000%, 10/01/37 Series 2020D	NR/AA+/AA+	1,928,835
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	945,220

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Central Valley, Utah Water Reclamation Facility, Green Bond
$ 1,215,000	3.000%, 03/01/32 Series 2021B	NR/AA/AA	$ 1,118,116
1,255,000	3.000%, 03/01/33 Series 2021B	NR/AA/AA	1,130,680
1,090,000	3.000%, 03/01/34 Series 2021B	NR/AA/AA	962,230
1,080,000	3.000%, 03/01/35 Series 2021B	NR/AA/AA	929,038
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	426,733
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,026,200
	Fairview City, Utah Water & Sewer Revenue Refunding
725,000	4.000%, 06/15/46 Series 2022	NR/BBB/NR	574,091
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	516,000
	Herriman City, Utah Water Revenue Refunding
450,000	4.000%, 01/01/35 Series 2021 AGMC Insured	NR/AA/NR	445,522
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	985,390
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	203,511
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,066,910
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,017,910
1,145,000	4.000%, 10/01/32 Series 2021A	NR/AA+/AA+	1,170,659
	Jordanelle, Utah Special Service District
283,000	5.800%, 11/15/22	NR/NR/NR*	282,485
299,000	6.000%, 11/15/23	NR/NR/NR*	295,134

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Lakewood, Washington Water District, Pierce County
$ 750,000	4.000%, 12/01/37 Series 2019A AMT	NR/AA/NR	$ 736,477
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA+	1,040,990
	Orem, Utah Water, Sewer and Storm Sewer
540,000	4.000%, 07/15/34 Series 2021A	NR/AA+/AAA	547,398
	Park City, Utah Water Revenue Green Bonds
1,000,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	876,950
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	210,906
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	381,289
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	501,766
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	528,385
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	534,340
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,043,790
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,458,184
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,037,440
500,000	4.000%, 02/01/37	Aa1/AAA/NR	476,495
500,000	4.000%, 02/01/38	Aa1/AAA/NR	473,220
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,011,630
	Texas Water Development Board
5,000,000	4.000%, 08/01/35 Series 2021	NR/AAA/AAA	4,911,350

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Utah Water Finance Agency Revenue
$ 950,000	4.000%, 03/01/33	NR/AA/AA+	$ 963,120
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,014,320
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,045,080
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,376,805
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	922,933
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	851,789
	Total Water and Sewer		37,565,690
	Total Revenue Bonds		302,933,107

	Pre-Refunded Bonds\Escrowed to Maturity Bonds (4.6%)††
	Pre-Refunded General Obligation Bonds (0.7%)
	City and County (0.3%)
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,029,560

	Public Schools (0.4%)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	543,019
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	695,680
	Total Public Schools		1,238,699
	Total Pre-Refunded General Obligation Bonds		2,268,259

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (3.9%)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (0.5%)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
$ 140,000	4.000%, 04/15/24 ETM	NR/NR/NR*	$ 141,806
820,000	5.000%, 04/15/29	NR/NR/NR*	849,668
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
285,000	4.000%, 10/15/22 ETM	NR/NR/NR*	285,077
355,000	4.000%, 10/15/23	NR/NR/NR*	355,092
265,000	4.000%, 10/15/24	NR/NR/NR*	265,069
	Total Charter Schools		1,896,712

	Electric (0.2%)
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured ETM	NR/NR/NR*	710,885

	Healthcare (0.2%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	767,528

	Higher Education (1.0%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,003,060
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,301,050
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,371,924
	Total Higher Education		3,676,034

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (0.7%)
	Riverton City, Utah Franchise & Sales Tax Revenue
$ 1,000,000	5.250%, 12/01/36	NR/AA+/NR	$ 1,014,100
	Utah Transit Authority Sales Tax Revenue
1,560,000	5.000%, 06/15/37 Series A	Aa3/AA-/NR	1,633,679
	Total Sales Tax		2,647,779

	State Agency (0.8%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,015,920
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,660,041
	Total State Agency		2,675,961

	Water and Sewer (0.5%)
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,177,307
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/NR/NR*	507,115
	Total Water and Sewer		1,684,422
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		14,059,321
	Total Pre-Refunded\Escrowed to Maturity Bonds		16,327,580
	Total Municipal Bonds (cost $380,167,964)		354,965,654

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Shares	Short-Term Investment (0.4%)	Ratings Moody’s, S&P and Fitch	Value
1,475,785	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%** (cost $1,475,785)	Aaa-mf/AAAm/NR	$ 1,475,785

	Total Investments (cost $381,643,749 - note 4)	98.9%	356,441,439
	Other assets less liabilities	1.1	4,074,397
	Net Assets	100.0%	$ 360,515,836

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	9.3%
Pre-refunded bonds\ETM bonds††	4.6
Aa of Moody's or AA of S&P and Fitch	62.4
A of Moody's or S&P and Fitch	16.9
BBB of S&P and Fitch	2.9
Not Rated*	3.9
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHA - Federal Housing Administration

NR - Not Rated

PSF - Permanent School Fund

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $381,643,749)	$356,441,439
Interest receivable	4,746,017
Receivable for investment securities sold	1,131,305
Receivable for Fund Shares sold	420,161
Other assets	29,618
Total assets	362,768,540

LIABILITIES
Payable for Fund shares redeemed	1,308,036
Payable for investment securities purchased	564,446
Management fee payable	147,159
Dividends payable	87,571
Distribution and service fees payable	990
Accrued expenses payable	144,502
Total liabilities	2,252,704
NET ASSETS	$360,515,836

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$385,836
Additional paid-in capital	393,250,180
Total distributable earnings (losses)	(33,120,180)
$360,515,836
CLASS A
Net Assets	$188,742,803
Capital shares outstanding	20,223,488
Net asset value and redemption price per share	$9.33
Maximum offering price per share (100/97 of $9.33)	$9.62

CLASS C
Net Assets	$11,502,965
Capital shares outstanding	1,232,746
Net asset value and offering price per share	$9.33

CLASS F
Net Assets	$9,178,109
Capital shares outstanding	977,871
Net asset value, offering and redemption price per share	$9.39

CLASS Y
Net Assets	$151,091,959
Capital shares outstanding	16,149,483
Net asset value, offering and redemption price per share	$9.36

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income		$5,672,418

Expenses
Management fee (note 3)	$993,589
Distribution and service fee (note 3)	277,468
Transfer and shareholder servicing agent fees	103,692
Trustees’ fees and expenses (note 6)	58,367
Legal fees	54,253
Fund accounting fees	47,393
Registration fees and dues	20,571
Auditing and tax fees	14,300
Insurance	11,652
Shareholders’ reports	10,248
Custodian fees	7,638
Compliance services (note 3)	5,247
Credit facility fees (note 10)	4,687
Miscellaneous	13,736
Total expenses	1,622,841

Management fee waived (note 3)	(40,251)
Net expenses		1,582,590
Net investment income		4,089,828

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(3,366,505)
Change in unrealized appreciation (depreciation) on investments	(21,589,933)

Net realized and unrealized gain (loss) on investments		(24,956,438)
Net change in net assets resulting from operations		$(20,866,610)

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$4,089,828	$8,552,781
Realized gain (loss) from securities transactions	(3,366,505)	(2,624,580)
Change in unrealized appreciation (depreciation) on investments	(21,589,933)	(26,740,268)
Change in net assets resulting from operations	(20,866,610)	(20,812,067)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,082,709)	(4,259,623)

Class C Shares	(82,500)	(210,585)

Class F Shares	(107,163)	(134,309)

Class Y Shares	(1,817,481)	(3,948,171)
Change in net assets from distributions	(4,089,853)	(8,552,688)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	44,880,590	106,208,547
Reinvested dividends and distributions	3,542,053	7,420,222
Cost of shares redeemed	(100,036,113)	(126,549,085)
Change in net assets from capital share transactions	(51,613,470)	(12,920,316)

Change in net assets	(76,569,933)	(42,285,071)

NET ASSETS:
Beginning of period	437,085,769	479,370,840
End of period	$360,515,836	$437,085,769

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$1,475,785
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	354,965,654
Level 3 – Significant Unobservable Inputs	—
Total	$356,441,439
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2022, the Fund incurred management fees of $993,589 of which $40,251 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $208,338, of which the Distributor retained $9,663.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the six months ended September 30, 2022, these payments amounted to $51,847. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $17,283. The total of these payments with respect to Class C Shares amounted to $69,130, of which the Distributor retained $16,894.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $22,378, of which the Distributor received $8,864.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $27,236,751 and $72,222,127, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $381,643,749. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $250,050 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $25,452,360, for a net unrealized depreciation of $25,202,310.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At September 30, 2022, the Fund had 72% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $56,276. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,091.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,730,484	$16,811,255	2,830,581	$29,901,292
Reinvested dividends and distributions	185,789	1,797,414	352,591	3,706,334
Cost of shares redeemed	(4,175,413)	(40,486,574)	(4,467,167)	(46,921,757)
Net change	(2,259,140)	(21,877,905)	(1,283,995)	(13,314,131)

Class C Shares
Proceeds from shares sold	81,028	782,663	217,099	2,297,467
Reinvested dividends and distributions	8,034	77,728	18,341	193,168
Cost of shares redeemed	(498,792)	(4,844,831)	(1,158,889)	(12,230,928)
Net change	(409,730)	(3,984,440)	(923,449)	(9,740,293)

Class F Shares
Proceeds from shares sold	263,537	2,576,101	802,416	8,244,770
Reinvested dividends and distributions	11,017	107,163	12,746	134,253
Cost of shares redeemed	(406,943)	(4,004,066)	(201,626)	(2,095,592)
Net change	(132,389)	(1,320,802)	613,536	6,283,431

Class Y Shares
Proceeds from shares sold	2,543,751	24,710,571	6,217,767	65,765,018
Reinvested dividends and distributions	160,830	1,559,748	321,349	3,386,467
Cost of shares redeemed	(5,219,612)	(50,700,642)	(6,198,834)	(65,300,808)
Net change	(2,515,031)	(24,430,323)	340,282	3,850,677
Total transactions in Fund shares	(5,316,290)	$(51,613,470)	(1,253,626)	$(12,920,316)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $2,483,446 of which $1,681,431 retains its character of short-term and $802,015 retains its character of long-term; both have no expiration. As of March 31, 2022, the Fund had post-October losses of $2,299,054, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$8,551,851	$8,901,506
Ordinary Income	837	5,769
	$8,552,688	$8,907,275

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$325,726
Accumulated net realized loss on investments	(2,483,446)
Unrealized depreciation	(3,611,808)
Post October Losses	(2,299,054)
Other temporary differences	(95,135)
$(8,163,717)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.94	$10.60	$10.50	$10.36	$10.18	$10.26
Income (loss) from investment operations:
Net investment income(1)	0.10	0.18	0.21	0.24	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.61)	(0.66)	0.10	0.14	0.18	(0.08)
Total from investment operations	(0.51)	(0.48)	0.31	0.38	0.44	0.19
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.10)	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$9.33	$9.94	$10.60	$10.50	$10.36	$10.18
Total return (not reflecting sales charge)	(5.19)%(2)	(4.58)%	2.93%	3.72%	4.36%	1.84%
Ratios/supplemental data
Net assets, end of period (in millions)	$189	$224	$252	$229	$204	$213
Ratio of expenses to average net assets	0.86%(3)	0.82%	0.85%	0.88%	0.86%	0.84%
Ratio of net investment income to average net assets	2.00%(3)	1.73%	1.94%	2.31%	2.52%	2.61%
Portfolio turnover rate	7%(2)	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.88%(3)	0.84%	0.87%	0.90%	0.89%	0.87%
Ratio of net investment income to average net assets	1.98%(3)	1.71%	1.92%	2.29%	2.49%	2.58%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.94	$10.60	$10.49	$10.35	$10.17	$10.25
Income (loss) from investment operations:
Net investment income(1)	0.06	0.10	0.12	0.16	0.17	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.61)	(0.66)	0.11	0.14	0.19	(0.08)
Total from investment operations	(0.55)	(0.56)	0.23	0.30	0.36	0.11
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Distributions from capital gains	—	—	––	—	—	—
Total distributions	(0.06)	(0.10)	(0.12)	(0.16)	(0.18)	(0.19)
Net asset value, end of period	$9.33	$9.94	$10.60	$10.49	$10.35	$10.17
Total return (not reflecting CDSC)	(5.57)%(2)	(5.35)%	2.21%	2.90%	3.53%	1.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$12	$16	$27	$31	$37	$58
Ratio of expenses to average net assets	1.66%(3)	1.62%	1.65%	1.68%	1.65%	1.64%
Ratio of net investment income to average net assets	1.19%(3)	0.93%	1.14%	1.52%	1.72%	1.81%
Portfolio turnover rate	7%(2)	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.68%(3)	1.64%	1.67%	1.70%	1.68%	1.66%
Ratio of net investment income to average net assets	1.17%(3)	0.90%	1.12%	1.50%	1.69%	1.78%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Class F
					For the
					Period
	Six				November 30,
	Months				2018*
	Ended				through
	9/30/22	Year Ended March 31,			March 31,
	(unaudited)	2022	2021	2020	2019
Net asset value, beginning of period	$10.00	$10.65	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.11	0.21	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.61)	(0.65)	0.11	0.16	0.27
Total from investment operations	(0.50)	(0.44)	0.34	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.21)	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.11)	(0.21)	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$9.39	$10.00	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	(5.04)%(2)	(4.24)%	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$11	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.63%(3)	0.59%	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	2.23%(3)	1.96%	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	7%(2)	19%	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.65%(3)	0.61%	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	2.21%(3)	1.93%	2.12%	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.97	$10.63	$10.52	$10.39	$10.22	$10.29
Income (loss) from investment operations:
Net investment income(1)	0.11	0.20	0.23	0.26	0.28	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.61)	(0.66)	0.11	0.14	0.17	(0.07)
Total from investment operations	(0.50)	(0.46)	0.34	0.40	0.45	0.22
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Distributions from capital gains	—	—	––	—	—	—
Total distributions	(0.11)	(0.20)	(0.23)	(0.27)	(0.28)	(0.29)
Net asset value, end of period	$9.36	$9.97	$10.63	$10.52	$10.39	$10.22
Total return (not reflecting sales charge)	(5.08)%(2)	(4.38)%	3.23%	3.82%	4.46%	2.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$151	$186	$195	$154	$136	$129
Ratio of expenses to average net assets	0.66%(3)	0.62%	0.65%	0.68%	0.66%	0.64%
Ratio of net investment income to average net assets	2.20%(3)	1.93%	2.14%	2.51%	2.72%	2.81%
Portfolio turnover rate	7%(2)	19%	6%	8%	14%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.68%(3)	0.64%	0.67%	0.70%	0.69%	0.67%
Ratio of net investment income to average net assets	2.18%(3)	1.91%	2.11%	2.49%	2.69%	2.78%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

45  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023.

In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. James Thompson,

46  |  Aquila Tax-Free Fund For Utah

Tony Tanner and Royden Durham as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Thompson, the Fund’s lead portfolio manager, is based in Salt Lake City, Utah and that he has a comprehensive understanding regarding the economy of the State of Utah and the securities in which the Fund invests, including non-rated securities and those securities with less than the highest ratings from the rating agencies.

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the five and ten-year periods ended June 30, 2022, but lower than the average annual total return of the funds in the Morningstar Category for the one and three-year periods ended June 30, 2022. They noted that the Fund’s return for each of the one, three and five-year periods and six months ended June 30, 2022 was in the third quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund outperformed its benchmark index for ten-year period ended June 30, 2022, but underperformed its benchmark index for each of the one, three and five-year periods ended June 30, 2022. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 was higher than the average total return of the funds in the Morningstar Category for 2021, but underperformed the benchmark index for 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Utah, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 1% of the benchmark index consists of Utah bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

47  |  Aquila Tax-Free Fund For Utah

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 13 other Municipal Single-State Intermediate-Term Bond funds, one Massachusetts Municipal Bond fund, three Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds and one Pennsylvania Municipal Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $157 million and $987 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee (after giving effect to the fee waiver) for its most recent fiscal year was in the fourth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period and higher than the median net management fee of the funds in the Expense Group (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and all asset levels up to $10 billion).

The Trustees considered that the Fund’s net total expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, for the most recent fiscal year were in the fourth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period and higher than the median net total expenses of the funds in Expense Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

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The Trustees considered that the Manager was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive. The Trustees concluded that the advisory fee was reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$948.10	$4.20	$1,020.76	$4.36	0.86%
C	$1,000	$944.30	$8.09	$1,016.75	$8.39	1.66%
F	$1,000	$949.60	$3.08	$1,021.91	$3.19	0.63%
Y	$1,000	$949.20	$3.22	$1,021.76	$3.35	0.66%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

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Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $8,551,851 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTSAR-1122

Semi-Annual Report September 30, 2022

Aquila Tax-Free Trust of Arizona Keeping an Optimistic Long-Term View Serving Arizona investors since 1986

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

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low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

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Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (37.6%)	Ratings Moody’s, S&P and Fitch	Value
	City (5.3%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 199,000	6.250%, 01/01/29	NR/A-/NR	$ 200,512
	Gilbert Improvement District No. 20
460,000	5.100%, 01/01/29	Aa1/AA-/NR	462,401
	Goodyear McDowell Road Commercial Corridor Improvement District
840,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	837,673
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA/AAA	429,382
425,000	4.000%, 07/01/33	Aa2/AA/AAA	428,030
	Phoenix, Arizona
3,000,000	5.000%, 07/01/27	Aa1/AA+/AAA	3,228,660
	Scottsdale, Arizona
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	506,185
	Tempe Improvement District (Pier Town Lake)
1,000,000	5.000%, 01/01/29	Aa2/NR/NR	1,013,850
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	939,700
	Tucson, Arizona
3,000,000	5.000%, 07/01/24	Aa3/AA/AA+	3,092,280
	Total City		11,138,673

	Community College (1.1%)
	Pinal Co. Community College District
500,000	4.000%, 07/01/33	NR/AA-/NR	510,385
1,000,000	3.000%, 07/01/34	NR/AA-/NR	876,930
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,007,800
	Total Community College		2,395,115

1  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	County (7.7%)
	Maricopa Co. Daisy Mountain Fire District
$ 340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	$ 348,282
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AA-	2,612,475
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,209,430
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,591,020
4,345,000	5.000%, 07/01/34	Aa3/NR/AA-	4,658,622
	Yavapai Co. Jail District
1,180,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/AA	1,284,324
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,658,696
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,019,190
	Total County		16,382,039

	School District (21.2%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,033,830
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	525,085
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa2/NR/NR	1,027,500
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	531,814
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	508,290
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	465,778
	Maricopa Co. Elementary School District No. 2 (Riverside)
1,000,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/NR	1,082,170
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa1/NR/NR	532,675
5,615,000	5.000%, 07/01/31	Aa1/NR/NR	6,055,160

2  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 8 (Osborn)
$ 500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	$ 528,640
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	351,040
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	300,435
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	372,360
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	1,504,556
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	324,129
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	594,059
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	306,441
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	382,091
	Maricopa Co. Elementary School District No. 65 (Littleton)
125,000	3.000%, 07/01/35 BAMAC Insured	Aa3/AA/NR	102,031
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa1/AA/AAA	510,575
	Maricopa Co. High School District No. 214 (Tolleson)
200,000	3.000%, 07/01/35	Aaa/AA/NR	169,834
	Maricopa Co. Unified School District No. 4 (Mesa)
4,000,000	5.000%, 07/01/29	Aa2/AA-/NR	4,417,160
	Maricopa Co. Unified School District No. 11 (Peoria)
1,490,000	4.000%, 07/01/25	Aa3/AA-/NR	1,490,909
675,000	4.500%, 07/01/33 AGMC Insured	Aa3/AA/NR	688,621
	Maricopa Co. Unified School District No. 41 (Gilbert)
3,000,000	5.000%, 07/01/26	Aa1/AA-/NR	3,179,430

3  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Unified School District No. 60 (Higley)
$ 1,615,000	5.000%, 07/01/29	Aa2/AA-/NR	$ 1,657,491
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A1/AA/NR	928,273
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,500,000	5.000%, 07/01/27	Aa1/NR/AAA	1,607,505
425,000	4.000%, 07/01/35	Aa1/NR/AAA	425,340
	Maricopa Co. Unified School District No. 80 (Chandler)
545,000	4.000%, 07/01/36	Aaa/AA/NR	548,542
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	504,560
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,350,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,464,467
	Mohave Co. Unified School District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa1/NR/NR	525,530
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	507,855
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	425,060
	Pima Co. Unified School District No. 6 (Marana)
955,000	5.000%, 07/01/25	NR/A/NR	959,765
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	955,301
1,000,000	4.250%, 07/01/32 AGMC Insured	NR/AA/NR	1,018,870
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	992,960

4  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Pima Co. Unified School District No. 8 (Flowing Wells)
$ 1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	$ 1,027,280
250,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	255,958
250,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	256,403
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,056,668
	Pima Co. Unified School District No. 20 (Vail)
700,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	755,559
	Santa Cruz Co. Unified School District No. 35 (Santa Cruz Valley)
300,000	3.000%, 07/01/36 AGMC Insured	NR/AA/NR	259,095
	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,205,952
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	743,407
	Total School District		45,066,454

	Special District (2.3%)
	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	347,129
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	361,314
	Estrella Mountain Ranch Community Facilities District
155,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	163,455
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	982,120
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	502,165
460,000	4.000%, 07/15/32	A1/A-/NR	462,190

5  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Special District (continued)
	Merrill Ranch Community Facilities District #2
$ 680,000	6.750%, 07/15/38	NR/BBB/NR	$ 695,409
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	495,260
	Vistancia Community Facilities District
850,000	4.000%, 07/15/25 BAMAC Insured	A1/AA/NR	864,119
	Total Special District		4,873,161
	Total General Obligation Bonds		79,855,442

	Revenue Bonds (56.4%)
	Airport (6.5%)
	Phoenix Civic Improvement Corp. Airport Bonds
4,000,000	4.000%, 07/01/40	A1/A/NR	3,693,880
2,595,000	5.000%, 07/01/27 AMT	Aa3/A+/NR	2,709,180
185,000	5.000%, 07/01/30 AMT	Aa3/A+/NR	191,495
3,850,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	3,967,425
2,900,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	3,004,980
200,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	205,468
	Total Airport		13,772,428

	Charter Schools (3.5%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	245,671
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	405,325
	Arizona Industrial Development Authority (Equitable Schools)
1,000,000	4.000%, 11/01/36	NR/A/NR	918,770
2,000,000	4.000%, 11/01/38	NR/A/NR	1,799,920
2,000,000	4.000%, 11/01/40	NR/A/NR	1,768,760

6  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Arizona Industrial Development Authority (Greathearts Academies)
$ 1,000,000	3.000%, 07/01/37 State Enhanced	NR/AA-/NR	$ 809,440
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	259,767
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	321,902
	Phoenix Industrial Development Authority (Macombs Facility Project)
315,000	5.000%, 07/01/33	NR/BBB-/NR	314,880
325,000	4.000%, 07/01/34	NR/BBB-/NR	290,180
315,000	4.000%, 07/01/35	NR/BBB-/NR	278,268
	Total Charter Schools		7,412,883

	Excise Tax (9.5%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	402,268
	Buckeye Roosevelt Street Improvement District
85,000	4.000%, 01/01/32	NR/A-/NR	85,056
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	521,160
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,425,941
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	567,621
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,023,860
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	277,161
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,414,770
	Phoenix Civic Improvement Corp.
3,490,000	5.000%, 07/01/42	Aa2/AAA/AA+	3,734,370

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Excise Tax (continued)
	Phoenix Civic Improvement Corp. (Civic Plaza)
$ 2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	$ 2,182,260
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,245,340
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,016,750
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,597,919
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,746,124
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	925,887
	Total Excise Tax		20,166,487

	Healthcare (6.2%)
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
1,360,000	5.000%, 12/01/26	A2/NR/A+	1,397,903
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,643,120
500,000	4.000%, 01/01/48	NR/AA-/AA-	432,785
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A+	2,079,517
	Phoenix Industrial Development Authority (Mayo Clinic) VRDO***
2,650,000	2.720%, 11/15/52	Aa2/AA/NR	2,650,000
	Pima Co. Industrial Development Authority (Tucson Medical Center)
1,150,000	5.000%, 04/01/33	NR/A/NR	1,195,356
880,000	4.000%, 04/01/37	NR/A/NR	800,756
250,000	3.000%, 04/01/51	NR/A/NR	162,975
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,009,540

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
$ 1,635,000	5.000%, 08/01/23	NR/A/NR	$ 1,653,950
200,000	5.000%, 08/01/32	NR/A/NR	202,086
	Total Healthcare		13,227,988

	Higher Education (7.2%)
	Arizona Board of Regents (Arizona State University System) Green Bonds
1,500,000	5.000%, 07/01/36	Aa2/AA/NR	1,614,720
	Arizona Board of Regents (Arizona State University System) VRDO***
4,175,000	2.500%, 07/01/34	Aa2/AA/NR	4,175,000
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A1/AA/NR	2,270,283
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,000,000	3.125%, 08/01/39	Aa3/A+/NR	780,470
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	409,272
105,000	4.000%, 06/01/38	Aa2/AA-/NR	99,306
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	240,267
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	640,584
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	202,914
400,000	5.000%, 07/01/33	Baa3/NR/NR	393,124
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,159,575

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
$ 100,000	5.000%, 07/01/26	Baa3/NR/NR	$ 101,457
250,000	5.000%, 07/01/27	Baa3/NR/NR	253,560
150,000	5.000%, 07/01/28	Baa3/NR/NR	151,554
200,000	5.000%, 07/01/30	Baa3/NR/NR	200,438
300,000	5.000%, 07/01/32	Baa3/NR/NR	297,243
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,142,542
750,000	4.000%, 07/01/37	Aa3/NR/AA-	734,123
500,000	4.000%, 07/01/38	Aa3/NR/AA-	471,810
	Total Higher Education		15,338,242

	Housing (1.7%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
4,837,104	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	3,617,041

	Lease (2.6%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	600,798
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	855,182
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	645,885
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	814,253
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	1,871,420
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	512,815
	State of Arizona COP
100,000	5.000%, 09/01/27	Aa2/AA-/NR	104,527
	Total Lease		5,404,880

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Pollution Control (0.6%)
	Maricopa Co. Pollution Control (El Paso Electric Co.)
$ 375,000	3.600%, 02/01/40	Baa2/NR/BBB+	$ 307,492
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	204,740
	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,000,000	2.400%, 06/01/35	A3/A-/BBB+	746,150
	Total Pollution Control		1,258,382

	Resource Recovery (2.9%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,197,555
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,489,530
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	505,388
	Total Resource Recovery		6,192,473

	Sales Tax (3.0%)
	Arizona Sports & Tourism Authority (Multipurpose Stadium Facility Project)
6,000,000	5.000%, 07/01/30 BAMAC Insured	A1/AA/A	6,418,500

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Senior Living Facilities (1.1%)
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
$ 620,000	5.000%, 01/01/28	NR/CCC+/NR	$ 513,062
555,000	5.000%, 01/01/29	NR/CCC+/NR	445,621
1,205,000	5.000%, 01/01/30	NR/CCC+/NR	940,430
655,000	4.000%, 01/01/33	NR/CCC+/NR	431,409
	Total Senior Living Facilities		2,330,522

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA+	505,885

	Utility (7.2%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	510,030
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,511,475
3,310,000	4.000%, 07/01/35	Aa2/AA-/NR	3,261,575
5,000,000	5.000%, 07/01/36	Aa3/A+/NR	5,484,550
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,103,830
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	505,504
	Yuma Utility System
1,000,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/AA-	983,300
	Total Utility		15,360,264

	Water/Sewer (4.2%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,201,817

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water/Sewer (continued)
	Glendale Water & Sewer Revenue Refunding Senior Lien
$ 6,120,000	3.000%, 07/01/24	A1/AA/NR	$ 6,088,788
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,559,265
	Total Water/Sewer		8,849,870
	Total Revenue Bonds		119,855,845

	Pre-Refunded Bonds (4.1%)††
	Pre-Refunded General Obligation Bonds (0.7%)
	City (0.1%)
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/AA/AAA	218,488

	School District (0.1%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aaa/AA/NR	254,393

	Special District (0.5%)
	Estrella Mountain Ranch Community Facilities District
845,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	907,953
	Goodyear Community Facilities Utilities District No. 1
40,000	4.000%, 07/15/32	NR/NR/NR*	40,962
	Total Special District		948,915
	Total Pre-Refunded General Obligation Bonds		1,421,796

	Pre-Refunded Revenue Bonds (3.4%)
	Excise Tax (0.2%)
	Scottsdale Municipal Property Corp.
375,000	5.000%, 07/01/34	Aa1/AAA/AA+	392,978

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (2.3%)
	Arizona Health Facilities Authority (Banner Health)
$ 2,000,000	5.000%, 01/01/44	NR/AA-/AA-	$ 2,044,080
	Maricopa Co. Hospital Revenue (Sun Health)
705,000	5.000%, 04/01/25	NR/NR/NR*	717,859
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,182,481
	Total Healthcare		4,944,420

	Higher Education (0.7%)
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,466,588

	Lease (0.2%)
	State of Arizona COP
400,000	5.000%, 09/01/27	NR/NR/NR*	419,128
	Total Pre-Refunded Revenue Bonds		7,223,114
	Total Pre-Refunded Bonds		8,644,910
	Total Municipal Bonds (cost $222,655,453)		208,356,197

Shares	Short-Term Investment (1.9%)
3,992,233	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%** (cost $3,992,233)	Aaa-mf/AAAm/NR	3,992,233

	Total Investments (cost $226,647,686 - note 4)	100.0%	212,348,430
	Other assets less liabilities	(0.0)	(46,762)
	Net Assets	100.0%	$ 212,301,668

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	9.8%
Pre-refunded bonds††	4.2
Aa of Moody's or AA of S&P or Fitch	67.7
A of Moody's or S&P or Fitch	14.7
Baa of Moody's or BBB of S&P or Fitch	2.3
CCC of S&P	1.1
Not Rated*	0.2
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

VRDO – Variable Rate Demand Obligation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (“VRDOs”) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $226,647,686)	$212,348,430
Interest receivable	2,319,684
Receivable for investment securities sold	835,488
Receivable for Fund Shares sold	282,421
Other assets	22,001
Total assets	215,808,024

LIABILITIES
Payable for investment securities purchased	3,130,643
Payable for Fund shares redeemed	143,784
Management fee payable	72,049
Dividends payable	71,318
Distribution and service fees payable	404
Accrued expenses	88,158
Total liabilities	3,506,356
NET ASSETS	$212,301,668

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$223,631
Additional paid-in capital	228,039,406
Total distributable earnings (losses)	(15,961,369)
$212,301,668
CLASS A
Net Assets	$155,962,323
Capital shares outstanding	16,433,333
Net asset value and redemption price per share	$9.49
Maximum offering price per share (100/97 of $9.49)	$9.78

CLASS C
Net Assets	$2,832,338
Capital shares outstanding	298,739
Net asset value and offering price per share	$9.48

CLASS Y
Net Assets	$53,507,007
Capital shares outstanding	5,631,010
Net asset value, offering and redemption price per share	$9.50

See accompanying notes to financial statements.

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment Income
Interest income			$3,319,530

Expenses
Investment Adviser fee (note 3)	$	$ 459,794
Distribution and service fee (note 3)		146,776
Transfer and shareholder servicing agent fees		48,912
Legal fees		43,233
Trustees’ fees and expenses (note 7)		35,682
Registration fees and dues		16,576
Auditing and tax fees		12,284
Shareholders’ reports		9,070
Insurance		6,984
Custodian fees		4,790
Compliance services (note 3)		4,690
Credit facility fees (note 10)		3,017
Miscellaneous		20,377
Total expenses			812,185
Net investment income			2,507,345

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions		(1,423,269)
Change in unrealized appreciation (depreciation) on investments		(13,631,008)

Net realized and unrealized gain (loss) on investments			(15,054,277)
Net change in net assets resulting from operations			$(12,546,932)

See accompanying notes to financial statements.

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$2,507,345	$5,984,239
Realized gain (loss) from securities transactions	(1,423,269)	(514,009)
Change in unrealized appreciation (depreciation) on investments	(13,631,008)	(17,057,872)
Change in net assets resulting from operations	(12,546,932)	(11,587,642)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,778,894)	(4,083,825)

Class C Shares	(26,857)	(79,168)

Class Y Shares	(660,491)	(1,732,704)

Change in net assets from distributions	(2,466,242)	(5,895,697)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	15,928,749	41,773,669
Reinvested dividends and distributions	2,012,459	4,869,901
Cost of shares redeemed	(39,053,992)	(61,735,189)
Change in net assets from capital share transactions	(21,112,784)	(15,091,619)

Change in net assets	(36,125,958)	(32,574,958)

NET ASSETS:
Beginning of period	248,427,626	281,002,584
End of period	$212,301,668	$248,427,626

See accompanying notes to financial statements.

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$3,992,233
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	208,356,197
Level 3 – Significant Unobservable Inputs	—
Total	$212,348,430
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $125,587, of which the Distributor retained $14,360.

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $15,892. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, these payments amounted to $5,297. The total of these payments with respect to Class C Shares amounted to $21,189, of which the Distributor retained $5,247.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $9,197, of which the Distributor received $1,995.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $29,498,327 and $46,128,489, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $226,168,441. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,461,489 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $15,281,500 for a net unrealized depreciation of $13,820,011.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

securities only when comparable securities of Arizona issuers are not available in the market. At September 30, 2022, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	435,834	$4,300,851	1,386,842	$15,045,831
Reinvested dividends and distributions	148,184	1,457,425	313,418	3,364,280
Cost of shares redeemed	(1,784,209)	(17,595,846)	(2,402,082)	(25,790,639)
Net change	(1,200,191)	(11,837,570)	(701,822)	(7,380,528)

Class C Shares
Proceeds from shares sold	16,157	161,082	33,684	364,928
Reinvested dividends and distributions	2,437	23,992	6,725	72,248
Cost of shares redeemed	(228,502)	(2,244,247)	(214,642)	(2,310,543)
Net change	(209,908)	(2,059,173)	(174,233)	(1,873,367)

Class Y Shares
Proceeds from shares sold	1,162,675	11,466,816	2,438,440	26,362,910
Reinvested dividends and distributions	53,920	531,042	133,270	1,433,373
Cost of shares redeemed	(1,942,690)	(19,213,899)	(3,154,359)	(33,634,007)
Net change	(726,095)	(7,216,041)	(582,649)	(5,837,724)
Total transactions in Fund shares	(2,136,194)	$(21,112,784)	(1,458,704)	$(15,091,619)

7. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $34,324. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $1,358.

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $326,866, $258,915 is short-term and $67,951 is long-term. Both have no expiration date. As of March 31, 2022, the Fund had post-October losses of $553,142, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$5,844,296	$6,190,196
Ordinary Income	51,401	—
	$5,895,697	$6,190,196

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$153,512
Undistributed net realized loss on investments	(326,866)
Unrealized depreciation	(140,130)
Post October losses	(553,142)
Other temporary differences	(81,569
$(948,195)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.14	$10.82	$10.68	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.11	0.23	0.25	0.27	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	(0.65)	(0.69)	0.14	0.07	0.16	(0.10)
Total from investment operations	(0.54)	(0.46)	0.39	0.34	0.45	0.20
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.22)	(0.25)	(0.27)	(0.29)	(0.29)
Distributions from capital gains	—	—	—	—	(0.02)	(0.02)
Total distributions	(0.11)	(0.22)	(0.25)	(0.27)	(0.31)	(0.31)
Net asset value, end of period	$9.49	$10.14	$10.82	$10.68	$10.61	$10.47
Total return (not reflecting sales charge)	(5.41)%(2)	(4.32)%	3.63%	3.16%	4.37%	1.93%
Ratios/supplemental data
Net assets, end of period (in millions)	$156	$179	$198	$199	$204	$218
Ratio of expenses to average net assets	0.73%(3)	0.69%	0.71%	0.74%	0.73%	0.69%
Ratio of net investment income to average net assets	2.16%(3)	2.11%	2.30%	2.49%	2.74%	2.77%
Portfolio turnover rate	13%(2)	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.13	$10.81	$10.67	$10.61	$10.47	$10.58
Income (loss) from investment operations:
Net investment income(1)	0.06	0.14	0.16	0.18	0.20	0.20
Net gain (loss) on securities (both realized and unrealized)	(0.65)	(0.69)	0.13	0.05	0.15	(0.09)
Total from investment operations	(0.59)	(0.55)	0.29	0.23	0.35	0.11
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.13)	(0.15)	(0.17)	(0.19)	(0.20)
Distributions from capital gains	—	—	—	—	(0.02)	(0.02)
Total distributions	(0.06)	(0.13)	(0.15)	(0.17)	(0.21)	(0.22)
Net asset value, end of period	$9.48	$10.13	$10.81	$10.67	$10.61	$10.47
Total return (not reflecting sales charge)	(5.82)%(2)	(5.13)%	2.76%	2.20%	3.49%	1.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$5	$7	$8	$9	$14
Ratio of expenses to average net assets	1.58%(3)	1.54%	1.56%	1.59%	1.58%	1.54%
Ratio of net investment income to average net assets	1.30%(3)	1.26%	1.45%	1.65%	1.88%	1.92%
Portfolio turnover rate	13%(2)	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.15	$10.84	$10.69	$10.63	$10.49	$10.60
Income (loss) from investment operations:
Net investment income(1)	0.11	0.24	0.26	0.28	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	(0.65)	(0.69)	0.15	0.06	0.16	(0.09)
Total from investment operations	(0.54)	(0.45)	0.41	0.34	0.46	0.22
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.28)	(0.30)	(0.31)
Distributions from capital gains	—	—	—	—	(0.02)	(0.02)
Total distributions	(0.11)	(0.24)	(0.26)	(0.28)	(0.32)	(0.33)
Net asset value, end of period	$9.50	$10.15	$10.84	$10.69	$10.63	$10.49
Total return (not reflecting sales charge)	(5.33)%(2)	(4.26)%	3.88%	3.21%	4.51%	2.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$54	$65	$75	$53	$40	$41
Ratio of expenses to average net assets	0.58%(3)	0.54%	0.56%	0.60%	0.59%	0.55%
Ratio of net investment income to average net assets	2.31%(3)	2.26%	2.44%	2.62%	2.88%	2.92%
Portfolio turnover rate	13%(2)	35%	11%	21%	34%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

31  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment

32  |  Aquila Tax-Free Trust of Arizona

management services to the Fund. The Manager has employed Messrs. Tony Tanner, James Thompson and Royden Durham as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Tanner, the Fund’s lead portfolio manager, is based in Phoenix, Arizona and that he has a comprehensive understanding regarding the economy of the State of Arizona and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Morningstar Category for the one and three-year periods, but was higher than the average annual total return of the funds in the Morningstar Category for the five and ten-year periods ended June 30, 2022. They noted that the Fund’s return for each of the one-year period and six months ended June 30, 2022 was in the fourth quintile and that its average annual return for each of the three and five-year periods ended June 30, 2022 was in the third quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund outperformed its benchmark index for the ten-year period, but underperformed its benchmark index for the one, three and five-year periods, all as of June 30, 2022. They further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 outperformed both the average annual total return of the funds in the Morningstar Category and the annual return of its benchmark index for 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Arizona, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2% of the benchmark index consists of Arizona bonds. The Trustees also noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

33  |  Aquila Tax-Free Trust of Arizona

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 13 other Municipal Single-State Intermediate-Term Bond funds, two Municipal Massachusetts Bond funds, two Municipal Minnesota Bond funds, two Municipal New Jersey Bond funds, and one Municipal Pennsylvania Bond fund, each categorized by Morningstar, Inc. with portfolio assets ranging between $130 million and $692 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection for the Expense Group focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the third quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period and lower than the median net management fee of the funds in the Expense Group (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and at various asset levels up to $10 billion).

The Trustees considered that the Fund’s net total expenses for the most recent fiscal year were in the second quintile relative the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

34  |  Aquila Tax-Free Trust of Arizona

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees considered that the materials indicated that the Fund’s fees are already generally lower than those of its peers, including those with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

35  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$945.90	$3.56	$1,021.41	$3.70	0.73%
C	$1,000	$941.80	$7.69	$1,017.15	$7.99	1.58%
Y	$1,000	$946.70	$2.83	$1,022.16	$2.94	0.58%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

36  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $5,844,296 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 99% of total dividends paid were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

37  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZSAR-1122

Semi-Annual Report September 30, 2022

Aquila Tax-Free Trust of Oregon Keeping an Optimistic Long-Term View Serving Oregon investors since 1986

November, 2022

Dear Fellow Shareholder:

The fixed income markets have experienced significant volatility and downward pressure for much of 2022, driven primarily by several key economic factors, including continued high inflation, rising interest rates, and uncertainty about the direction of the U.S. economy. While these factors aren’t necessarily new or unique, they nonetheless have presented challenges for rate-sensitive investments — and, in the process, have made the majority of investors increasingly skittish. While we understand investors’ concerns, we remain optimistic about the municipal bond market.

Despite its inevitable ups and downs, the municipal bond market has historically demonstrated remarkable resiliency across multiple market cycles. We believe today’s market appears reasonably sound at its core in terms of continuing credit fundamentals and current relative valuations. The municipal market’s underpinnings remain deeply rooted in the need and demand for municipal bonds given the important role they play in financing vital local projects, such as schools, hospitals, and roadways that contribute to improving the quality of life for residents of the issuing municipalities.

It’s important to understand what’s driving the current market and maintain perspective. Let’s explore further.

Understanding the Factors Impacting Municipal Bonds

The primary driver of bond yields, prices, and relative performance is interest rates. Since the Federal Reserve (the “Fed”) introduced a change in its monetary policy in March of this year to help combat inflation, interest rates began a steady upward climb. This was spurred by the Fed raising the Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight), the first such increase since 2018. To date, through 11/02/2022, the Fed has implemented six rate hikes, totaling 3.75%, bringing the stated target range for the Fed Funds rate to 3.75% – 4.00%. And, Federal Reserve Chairman Jerome Powell has indicated that additional increases may be deemed necessary going forward, dependent upon the status of the U.S. economy and data driven analytics. Mr. Powell and his colleagues have stated that the Fed will remain vigilant in its efforts to manage inflation, which has topped levels not seen in more than 40 years (as measured by the Consumer Price Index).

In reaction to the Federal Reserve’s aggressive monetary policy stance, year to date interest rates have experienced a significant increase. As you may know, bond prices generally move in the opposite direction of rate changes. Therefore, while rising interest rates generally translate to higher yields for bond investments, bond prices or values usually fall. This changing yield/price landscape has created two shifts in the market — a shift for issuers of bonds (who may now be reluctant to issue new debt at increased costs), along with a shift in investor sentiment. For investors, on the one hand, higher yields mean greater income, which is a welcome development for those who during the recent

NOT A PART OF THE SEMI-ANNUAL REPORT

low-yield environment sought opportunities to earn more attractive income levels. On the other hand, investors who are mindful of capital preservation have become wary as they have seen bond prices decline.

When investing in bonds, we believe that generating an attractive risk-adjusted return is a careful balance of the two factors— income and stability of capital. Your Fund’s investment objective, in fact, seeks to provide as high a level of current income exempt (from state and regular federal income taxes) as is consistent with preservation of capital. So, how has the rise in interest rates affected municipal bonds?

Assessing the Current Market Cycle

It’s important, in our view, to evaluate financial markets, performance, and valuations on a relative basis. This is true not only within the municipal bond market, but with and relative to other asset classes as well.

Municipal bonds are oftentimes viewed in comparison with U.S. Treasuries. Let’s take a look at yield curves and the relative Municipal-to-Treasury relationship. During 2022, yields of U.S. Treasury securities have generally risen across the maturity spectrum, but the overall slope of the curve flattened, particularly during the third quarter of 2022. Specifically, there was a greater increase in interest rates on the short-end of the U.S. Treasury curve (shorter maturities) which exceeded increases on the longer-end. Given economic uncertainty and fears of a possible recession, some market participants are concerned that this change in the U.S. Treasury yield curve may signal an impending economic slump. Meanwhile, the municipal bond yield curve has been more positively sloped (with longer term maturities yielding more) throughout the year, in particular, steepening between 10- and 30-year maturities during the third quarter — which may be viewed positively by municipal investors.

The Municipal-to-Treasury relationship (based on the yield of AAA municipal securities as a percentage of the yield of U.S. Treasuries of the same maturity) has fluctuated over the past year, but generally in our view continued to trade in line with historical relationship norms. The chart below illustrates what we believe to be an indication of improved relative valuations for municipal obligations, whereby municipal yields represent a greater percentage in comparison to U.S. Treasury yields. As one would usually anticipate in a rising rate environment, such as now, the relationship ratio compares somewhat favorably for longer maturity municipal bonds (specifically, in the 30-year maturity range) which were yielding greater than U.S. Treasury securities as of September 30th.

	January 3, 2022 Municipal % of U.S. Treasury	September 30, 2022 Municipal % of U.S. Treasury
5-Year	44.1%	77.6%
10-year	63.8%	87.0%
30-year	74.3%	104.0%
Source: Bloomberg

Credit spreads among municipal bond issues have begun to widen during the year. (Credit spread is the difference in yield between securities of the same maturity with different credit ratings.) Wider credit spreads generally favor higher-quality issuers in a rising rate environment due to concerns related to lower quality issues during periods of slowing economic growth. This scenario may be viewed as a benefit to higher quality, shorter duration portfolios vis-à-vis lower quality, longer duration holdings. (Duration is

NOT A PART OF THE SEMI-ANNUAL REPORT

a measurement of a bond’s sensitivity or risk to changes in interest rates; shorter duration generally means less risk.) This assumes interest rates continue to rise, as the Fed seems to have signaled in recent press releases. Overall, we view municipal credit fundamentals to be relatively strong, while credit defaults as tracked by the Nationally Recognized Statistical Rating Agencies (such as Moody’s and Standard & Poor’s) generally remain relatively low, particularly among higher quality issues.

At a local level, many state and local economies continue to show signs of improvement and sustained growth. Despite recession risk, local municipalities and governments appear to us to be well-positioned to manage economic challenges. Higher employment, increasing wages, and rising property values in many jurisdictions throughout the country are among key contributors toward bolstering state and local revenue and tax receipts.

Looking Forward

We remain cautiously optimistic about the direction of the municipal bond market. In addition to many of the positive conditions and trends stated above — including what we believe to be potential opportunities for greater income than in recent years, improving relative valuations, strong credit fundamentals, expanding local economies, and sustained investor demand — keep in mind the attractive benefits that municipal bonds offer, such as a high level of current income exempt from state and regular federal income taxes. Although no one can reasonably predict the impact of continued inflation or future Fed actions to curb such inflation, on a tax-equivalent basis, the municipal income benefit may be attractive compared to taxable investments for certain investors.

Remember, too, the Aquila difference. Your portfolio management team is locally-based, which provides them with an up-close perspective on the economy and bond issuers within local municipalities, cities, counties, and across the state. Our investment professionals draw upon their wealth of experience in analyzing securities, navigating market and economic cycles, and seeking to identify both opportunities and risks. The current market cycle is no exception. Our team employs an active portfolio management strategy, with a goal to maintain broadly diversified investment grade municipal portfolios, generally with an intermediate average maturity, to help deliver attractive risk-adjusted returns.

As always, we encourage you to consult with your financial professional to evaluate whether the investment choices you make are aligned with your individual financial goals and risk tolerances.

Thank you for your continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

NOT A PART OF THE SEMI-ANNUAL REPORT

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (62.9%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (6.7%)
	Bend, Oregon
$ 2,690,000	5.000%, 06/01/32	NR/AA+/NR	$ 2,984,582
	Boardman, Oregon Green Bond
1,000,000	4.000%, 06/15/33 Series 2021 BAMAC Insured	NR/AA/NR	1,013,800
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,135,443
	Clackamas County, Oregon (Tax-Exempt)
1,485,000	5.000%, 06/01/25 Series 2016B	Aaa/NR/NR	1,553,013
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,089,540
	Deschutes, Oregon Public Library District
1,000,000	4.000%, 06/01/31 Series 2021	Aa2/NR/NR	1,040,950
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,561,532
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	787,691
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	511,584
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,237,434
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,063,576
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,210,505
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,151,256
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,202,350
	Portland, Oregon Limited Tax, Build Portland & Fuel Stations Projects
1,210,000	5.000%, 04/01/36 2017 Series 2022D	Aaa/NR/NR	1,333,323

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
$ 1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	$ 1,690,971
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,760,890
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	1,818,026
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,409,923
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa2/NR/NR	1,230,185
	Troutdale, Oregon Refunding
475,000	4.000%, 06/01/30 Series 2021	Aa2/NR/NR	494,370
	Total City & County		32,280,944

	Community College (4.1%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	988,585
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,059,700
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,468,000
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,000,390
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,842,116
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,774,430
1,735,000	4.000%, 06/15/32 Series 2020A	Aa1/NR/NR	1,776,727
1,070,000	4.000%, 06/15/34 Series 2020A	Aa1/NR/NR	1,079,865
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,587,245

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Community College (continued)
	Mount Hood, Oregon Community College District Refunding
$ 1,865,000	5.000%, 06/01/27	Aa2/NR/NR	$ 1,977,627
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,056,140
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,771,558
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,407,574
	Total Community College		19,789,957

	Hospital (1.0%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,276,925
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,106,131
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,041,440
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,248,060
	Total Hospital		4,672,556

	School District (33.9%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,172,160
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	1,744,410
	Clackamas County, Oregon School District #12 (North Clackamas)
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,218,462
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,415,601
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,022,817
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,185,195
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,308,694
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,165,150
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,419,228

3  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Clackamas County, Oregon School District #86 (Canby)
$ 1,660,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	$ 1,644,662
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	3,657,850
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	5,746,620
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,163,826
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,184,166
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,320,012
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,070,630
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,743,356
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,243,962
1,690,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,818,170
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,049,330
	Columbia & Clatsop Counties, Oregon School District #6J (Clatskanie)
665,000	4.000%, 06/15/35 Series 2021	NR/AA+/NR	660,910
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,117,935
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
740,000	5.000%, 06/15/30	Aa1/NR/NR	814,414
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,088,920
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,364,119
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,504,383

4  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
$ 1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	$ 1,001,179
	Deschutes and Jefferson Counties, Oregon School District #6 (Sisters)
750,000	4.000, 06/15/33 Series 2021	Aa1/NR/NR	760,935
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,065,260
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,310,398
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,449,704
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,505,398
1,000,000	5.000%, 06/15/34	Aa1/AA+/NR	1,072,770
1,620,000	5.000%, 06/15/33 Series 2019	Aa1/AA+/NR	1,743,736
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	2,922,039
	Jackson County, Oregon School District #549C (Medford)
750,000	4.000%, 12/15/33 Series 2021	Aa3/NR/NR	764,093
570,000	4.000%, 12/15/34 Series 2021	Aa3/NR/NR	578,214
	Lane County, Oregon School District #4J (Eugene) Refunding
3,300,000	5.000%, 06/15/33	Aa1/NR/NR	3,660,657
1,105,000	4.000%, 06/15/35	Aa1/NR/NR	1,108,691
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,045,630
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	658,747

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Lane & Douglas Counties, Oregon School District #45J3
$ 2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	$ 2,738,607
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,370,924
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	806,880
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	5,445,400
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	5,982,691
1,135,000	5.000%, 06/15/32 Series 2020B	Aa1/AA+/NR	1,249,896
7,600,000	5.000%, 06/15/33 Series 2020B	Aa1/AA+/NR	8,298,212
1,000,000	5.000%, 06/15/34 Series 2020B	Aa1/AA+/NR	1,085,650
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,104,719
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	5,936,168
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,567,260
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	1,904,917
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,501,305
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	1,693,212
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,245,406
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,673,225

6  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
$ 1,260,000	5.000%, 06/15/34 Series 2020	Aa1/NR/NR	$ 1,363,534
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	771,957
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,539,907
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,384,752
	Umatilla County, Oregon School District #8 (Hermiston)
2,750,000	5.000%, 06/15/30	NR/AA+/NR	3,058,935
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,616,760
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,519,448
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,558,728
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,096,450
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,086,430
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,971,734
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,178,120
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,310,396
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,236,431
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	1,786,190
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,203,558

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Yamhill, Clackamas & Washington Counties, Oregon School District #29J (Newberg)
$ 1,000,000	4.000%, 06/15/32	Aa1/NR/NR	$ 1,017,750
3,685,000	4.000%, 06/15/35 Series 2021B	Aa1/NR/NR	3,668,123
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,132,080
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,165,817
900,000	5.000%, 06/15/34	NR/AA+/NR	965,493
	Yamhill County, Oregon School District #40 (McMinnville)
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,025,090
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,023,700
	Total School District		164,778,288

	Special District (5.6%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa2/NR/NR	1,437,622
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,046,969
2,705,000	4.000%, 06/01/31	NR/AA/NR	2,766,295
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,001,520
5,050,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	5,130,396
1,400,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	1,414,924
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,524,370
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	4,861,458
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	2,903,538
	Total Special District		27,087,092

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (10.3%)
	State of Oregon
$ 750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	$ 771,578
2,000,000	5.000%, 05/01/33 Series 2022A	Aa1/AA+/AA+	2,226,260
	State of Oregon Article XI-F(1) University Project
835,000	4.000%, 08/01/35 Series H	Aa1/AA+/AA+	838,073
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,338,687
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	524,510
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,056,490
	State of Oregon Article XI-M and XI-N Seismic Projects
765,000	5.000%, 06/01/33 Series E	Aa1/AA+/AA+	838,868
1,125,000	5.000%, 06/01/34 Series E	Aa1/AA+/AA+	1,228,961
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,265,853
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,053,970
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,102,420
1,800,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	1,880,964
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,198,685
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	4,354,160
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,266,521
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,327,062
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,055,350
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,400,556
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	1,635,690
	State of Oregon Article XI-Q State Projects
2,340,000	5.000%, 11/01/33 Series 2021K	Aa1/AA+/AA+	2,596,487
1,410,000	5.000%, 11/01/35 Series 2021K	Aa1/AA+/AA+	1,549,463

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (continued)
	State of Oregon Higher Education
$ 1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	$ 1,047,360
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,525,553
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,093,990
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,259,740
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,057,605
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,342,712
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,385,670
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	381,110
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	1,599,280
	Total State		50,203,628

	Transportation (1.3%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	5,341,050
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,091,828
	Total Transportation		6,432,878
	Total General Obligation Bonds		305,245,343

	Revenue Bonds (25.0%)
	City & County (0.2%)
	Beaverton, Oregon Special Revenue Bonds
200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	218,784
500,000	5.000%, 06/01/33 Series 2020A	Aa3/NR/NR	544,780
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	434,180
	Total City & County		1,197,744

	Electric (1.9%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,038,760
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,244,759

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Project (Green Bonds)
$ 500,000	5.000%, 11/01/32 Series 2019B144A	A3/NR/NR	$ 533,400
1,000,000	5.000%, 11/01/33 Series 2019B144A	A3/NR/NR	1,062,950
500,000	5.000%, 11/01/34 Series 2019B144A	A3/NR/NR	529,875
	Total Electric		9,409,744

	Hospital (3.2%)
	Oregon Health Sciences University
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	542,430
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	270,122
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,310,388
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,039,070
	Oregon Health Sciences University (Green Bonds)
1,000,000	5.000%, 07/01/33 Series 2021A	Aa3/AA-/AA-	1,085,120
1,000,000	5.000%, 07/01/34 Series 2021A	Aa3/AA-/AA-	1,080,410
1,000,000	5.000%, 07/01/35 Series 2021A	Aa3/AA-/AA-	1,075,190
	Oregon Health Sciences University
5,500,000	5.000%, 07/01/46 Series 2021B-2 (Mandatory Put Date 02/01/32)	Aa3/AA-/AA-	5,823,345
	Oregon State Facilities Authority (Legacy Health Project)
2,000,000	5.000%, 06/01/30 Series 2022B	A1/A+/NR	2,137,460
	Union County, Oregon Hospital Facility Authority (Grande Ronde Hospital Project)
135,000	5.000%, 07/01/28 Series 2022	NR/BBB/BBB-	138,766
175,000	5.000%, 07/01/29 Series 2022	NR/BBB/BBB-	179,790
200,000	5.000%, 07/01/30 Series 2022	NR/BBB/BBB-	205,348
325,000	5.000%, 07/01/31 Series 2022	NR/BBB/BBB-	330,947
500,000	5.000%, 07/01/32 Series 2022	NR/BBB/BBB-	506,870
	Total Hospital		15,725,256

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (0.3%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
$ 1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	$ 1,311,114

	Lottery (4.2%)
	Oregon State Department of Administration Services (Lottery Revenue)
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,179,320
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,085,990
1,500,000	5.000%, 04/01/35 Series A	Aa2/AAA/NR	1,632,315
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,026,160
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,247,720
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,212,100
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,164,800
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,040,960
	Total Lottery		20,589,365

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	793,942

	Transportation (4.0%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
2,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	2,435,737
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	2,630,671
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,039,830
2,390,000	5.000%, 07/01/29	NR/AA-/NR	2,478,167

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (continued)
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
$ 1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	$ 1,175,240
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,121,240
3,000,000	5.000%, 10/01/31 Series 2018A	A3/A/NR	3,163,440
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,050,370
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,005,460
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax Green Bond)
1,000,000	5.000%, 09/01/35 Series 2021A	Aaa/AAA/NR	1,093,740
	Total Transportation		19,193,895

	Water and Sewer (11.0%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,092,820
	Bend, Oregon Water Revenue, Bridge Creek Project
695,000	5.000%, 12/01/30	Aa2/AA/NR	731,077
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,395,434
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,634,847
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	121,762
450,000	5.000%, 08/01/29	Aa2/AA/AA+	475,632
	Grants Pass, Oregon
680,000	4.000%, 12/01/23	NR/AA/NR	680,932
	Hillsboro, Oregon Water System
1,630,000	5.000%, 06/01/31	Aa2/NR/NR	1,786,708
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	1,862,583

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Portland, Oregon Sewer System (Second Lien)
$ 5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	$ 5,559,151
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	6,946,714
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,070,260
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,092,120
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,091,600
5,000,000	4.000%, 03/01/34 Series 2020A	Aa2/AA/NR	5,037,750
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,318,405
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	3,651,200
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa2/NR/NR	2,845,322
2,000,000	5.000%, 05/01/32 Series A	Aa2/NR/NR	2,188,980
2,000,000	5.000%, 05/01/33 Series A	Aa2/NR/NR	2,174,400
2,230,000	5.000%, 05/01/35 Series 2019A	Aa2/NR/NR	2,402,825
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa2/NR/NR	2,018,160
	Total Water and Sewer		53,178,682
	Total Revenue Bonds		121,399,742

	Pre-Refunded\Escrowed to Maturity Bonds (9.1%)††
	Pre-Refunded General Obligation Bonds (4.6%)
	Higher Education (0.8%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,032,690
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	1,853,679
	Oregon State, Oregon University System
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,106,732
	Total Higher Education		3,993,101

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (3.1%)
	Clackamas County, Oregon School District #62 (Oregon City)
$ 440,000	5.000%, 06/01/29 AGMC Insured	NR/AA/NR	$ 452,782
560,000	5.000%, 06/01/29 AGMC Insured	A1/AA/NR	576,727
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,417,528
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,266,088
	Lane County, Oregon School District #4J (Eugene) Refunding
2,000,000	5.000%, 06/15/26	Aa1/NR/NR	2,061,080
	Lane County, Oregon School District #19 (Springfield)
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	1,814,654
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,235,423
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,360,773
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,047,230
	Washington County, Oregon School District #48J (Beaverton)
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	1,901,346
	Total School District		15,133,631

	State (0.7%)
	State of Oregon Article XI-G Community College Projects
$ 1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	$ 1,217,176
	State of Oregon Article XI-G Higher Education
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,049,290
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,049,290
	Total State		3,315,756
	Total Pre-Refunded General Obligation Bonds		22,442,488

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (4.5%)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (0.6%)
	Oregon State Facilities Authority (Linfield College Project)
$ 1,000,000	5.000%, 10/01/23 Series A ETM	Baa2/NR/NR	$ 1,015,340
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	533,575
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,160,481
	Total Higher Education		2,709,396

	Transportation (3.8%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	626,419
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,020,430
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,079,073
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	8,300,560
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,237,350
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,080,960
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,111,827
	Total Transportation		18,456,619

	Water and Sewer (0.1%)
	Madras, Oregon
725,000	4.500%, 02/15/27	A3/NR/NR	728,690
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		21,894,705
	Total Pre-Refunded\Escrowed to Maturity Bonds		44,337,193
	Total Municipal Bonds (cost $498,400,930)		470,982,278

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Shares	Short-Term Investment (1.8%)	Ratings Moody’s, S&P and Fitch	Value
8,558,507	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 2.85%* (cost $8,558,507)	Aaa-mf/AAAm/NR	$ 8,558,507

	Total Investments (cost $506,959,437 - note 4)	98.8%	479,540,785
	Other assets less liabilities	1.2	5,928,149
	Net Assets	100.0%	$ 485,468,934

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P	13.1%
Pre-refunded bonds\ ETM bonds††	9.4
Aa of Moody's or AA of S&P or Fitch	73.3
A of Moody's or S&P	3.9
Baa of Moody's	0.3
100.0%

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMAC - Build America Mutual Assurance Co. ETM - Escrowed to Maturity NR - Not Rated ODOT - Oregon Department of Transportation

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2022 (unaudited)

ASSETS
Investments at value (cost $506,959,437)	$479,540,785
Interest receivable	6,770,185
Receivable for Fund shares sold	1,207,852
Other assets	38,265
Total assets	487,557,087

LIABILITIES
Payable for Fund shares redeemed	1,642,490
Management fee payable	161,454
Dividends payable	124,925
Distribution and service fees payable	1,367
Accrued expenses payable	157,917
Total liabilities	2,088,153
NET ASSETS	$485,468,934

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$484,363
Additional paid-in capital	524,392,961
Total distributable earnings (losses)	(39,408,390)
$485,468,934
CLASS A
Net Assets	$299,724,767
Capital shares outstanding	29,895,852
Net asset value and redemption price per share	$10.03
Maximum offering price per share (100/97 of $10.03)	$10.34

CLASS C
Net Assets	$5,030,569
Capital shares outstanding	502,351
Net asset value and offering price per share	$10.01

CLASS F
Net Assets	$5,396,224
Capital shares outstanding	538,988
Net asset value and offering price per share	$10.01

CLASS Y
Net Assets	$175,317,374
Capital shares outstanding	17,499,126
Net asset value, offering and redemption price per share	$10.02

See accompanying notes to financial statements.

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2022 (unaudited)

Investment income
Interest income		$6,112,536

Expenses
Management fee (note 3)	$1,047,307
Distribution and service fee (note 3)	270,869
Transfer and shareholder servicing agent fees	114,817
Legal fees	85,637
Trustees’ fees and expenses (note 6)	75,813
Registration fees and dues	27,644
Insurance	16,441
Auditing and tax fees	16,395
Custodian fees	9,597
Credit facility fees (note 10)	6,960
Shareholders’ reports and proxy statements	5,570
Compliance services (note 3)	4,690
Miscellaneous	26,844
Total expenses	1,708,584

Management fee waived (note 3)	(12,256)
Net expenses		1,696,328
Net investment income		4,416,208

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(7,713,944)
Change in unrealized appreciation (depreciation) on investments	(19,645,271)

Net realized and unrealized gain (loss) on investments		(27,359,215)
Net change in net assets resulting from operations		$(22,943,007)

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (unaudited)	Year Ended March 31, 2022
OPERATIONS
Net investment income	$4,416,208	$9,770,546
Net realized gain (loss) from securities transactions	(7,713,944)	(2,663,848)
Change in unrealized appreciation (depreciation) on investments	(19,645,271)	(37,953,616)
Change in net assets resulting from operations	(22,943,007)	(30,846,918)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,642,333)	(5,282,819)

Class C Shares	(23,349)	(62,320)

Class F Shares	(46,840)	(70,431)

Class Y Shares	(1,703,710)	(4,354,961)
Change in net assets from distributions	(4,416,232)	(9,770,531)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	61,620,515	103,699,412
Reinvested dividends and distributions	3,627,509	7,651,616
Cost of shares redeemed	(144,102,165)	(156,794,397)
Change in net assets from capital share transactions	(78,854,141)	(45,443,369)

Change in net assets	(106,213,380)	(86,060,818)

NET ASSETS:
Beginning of period	591,682,314	677,743,132
End of period	$485,468,934	$591,682,314

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2022 (unaudited)

1. Organization

Aquila Tax-Free Trust of Oregon (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Fund on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Aquila Investment Management LLC, the Fund’s investment manager, has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$8,558,507
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	470,982,278
Level 3 – Significant Unobservable Inputs	—
Total	$479,540,785
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Fund. The Manager has contractually agreed to waive its fees through September 30, 2023 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2022, the Fund incurred management fees of $1,047,307, of which $12,256 was waived.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2023 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2022, distribution fees on Class A Shares amounted to $241,166 of which the Distributor retained $10,847.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $22,277. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2022, amounted to $7,426. The total of these payments made with respect to Class C Shares amounted to $29,703 of which the Distributor retained $7,974.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2022, total commissions on sales of Class A Shares amounted to $10,692 of which the Distributor received $6,704.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2022, purchases of securities and proceeds from the sales of securities aggregated $39,837,606 and $121,422,854, respectively.

At September 30, 2022, the aggregate tax cost for all securities was $506,959,437. At September 30, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $38,675 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $27,457,327 for a net unrealized depreciation of $27,418,652.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At September 30, 2022, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

6. Trustees’ Fees and Expenses

At September 30, 2022, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2022 was $73,184. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,629.

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2022 (unaudited)		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	982,687	$10,177,372	2,849,050	$32,003,648
Reinvested dividends and distributions	234,418	2,420,388	436,389	4,856,209
Cost of shares redeemed	(3,620,864)	(37,404,087)	(4,714,915)	(52,445,823)
Net change	(2,403,759)	(24,806,327)	(1,429,476)	(15,585,966)

Class C Shares
Proceeds from shares sold	29,027	299,965	72,129	806,800
Reinvested dividends and distributions	2,178	22,457	5,366	59,758
Cost of shares redeemed	(230,704)	(2,379,435)	(575,145)	(6,364,928)
Net change	(199,499)	(2,057,013)	(497,650)	(5,498,370)

Class F Shares
Proceeds from shares sold	147,741	1,523,896	216,501	2,407,035
Reinvested dividends and distributions	4,545	46,823	6,357	70,430
Cost of shares redeemed	(90,901)	(938,765)	(73,736)	(812,675)
Net change	61,385	631,954	149,122	1,664,790

Class Y Shares
Proceeds from shares sold	4,814,574	49,619,282	6,126,394	68,481,929
Reinvested dividends and distributions	110,277	1,137,841	239,590	2,665,219
Cost of shares redeemed	(10,024,852)	(103,379,878)	(8,798,435)	(97,170,971)
Net change	(5,100,001)	(52,622,755)	(2,432,451)	(26,023,823)
Total transactions in Fund shares	(7,641,874)	$(78,854,141)	(4,210,455)	$(45,443,369)

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2022, the Fund had capital loss carry forwards of $1,929,323 of which $736,170 retains its character of short-term and $1,193,153 retains its character of long-term; both have no expiration. As of March 31, 2022, the Fund had post-October losses of $2,671,933, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$9,769,437	$10,674,155
Ordinary Income	1,094	4,272
	$9,770,531	$10,678,427

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(7,759,079)
Undistributed tax-exempt income	485,885
Accumulated net loss on investments	(1,929,323)
Post October losses	(2,671,993)
Other temporary differences	(174,641)
$(12,049,151)

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2022 (unaudited)

instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

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AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.55	$11.25	$11.13	$10.98	$10.81	$10.99
Income (loss) from investment operations:
Net investment income(1)	0.09	0.16	0.18	0.21	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.52)	(0.70)	0.12	0.15	0.17	(0.18)
Total from investment operations	(0.43)	(0.54)	0.30	0.36	0.41	0.08
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	––	––	––	—	—	—
Total distributions	(0.09)	(0.16)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$10.03	$10.55	$11.25	$11.13	$10.98	$10.81
Total return (not reflecting sales charge)	(4.14)%(2)	(4.89)%	2.68%	3.30%	3.90%	0.68%
Ratios/supplemental data
Net assets, end of period (in millions)	$300	$341	$379	$375	$368	$390
Ratio of expenses to average net assets	0.69%(3)	0.66%	0.71%	0.71%	0.70%	0.71%
Ratio of net investment income to average net assets	1.64%(3)	1.41%	1.57%	1.90%	2.27%	2.35%
Portfolio turnover rate	8%(2)	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.70%(3)	0.67%	0.72%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	1.64%(3)	1.40%	1.56%	1.89%	2.26%	2.34%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.54	$11.23	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.04	0.06	0.08	0.12	0.15	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.53)	(0.69)	0.11	0.15	0.17	(0.18)
Total from investment operations	(0.49)	(0.63)	0.19	0.27	0.32	(0.02)
Less distributions (note 9):
Dividends from net investment income	(0.04)	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Distributions from capital gains	––	––	––	—	—	—
Total distributions	(0.04)	(0.06)	(0.08)	(0.12)	(0.15)	(0.16)
Net asset value, end of period	$10.01	$10.54	$11.23	$11.12	$10.97	$10.80
Total return (not reflecting CDSC)	(4.65)%(2)	(5.62)%	1.72%	2.43%	3.02%	(0.18)%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$7	$13	$16	$20	$28
Ratio of expenses to average net assets	1.54%(3)	1.51%	1.56%	1.56%	1.54%	1.56%
Ratio of net investment income to average net assets	0.79%(3)	0.56%	0.73%	1.05%	1.42%	1.49%
Portfolio turnover rate	8%(2)	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.55%(3)	1.52%	1.57%	1.57%	1.55%	1.57%
Ratio of net investment income to average net assets	0.78%(3)	0.55%	0.72%	1.04%	1.42%	1.49%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

		Class F
					For the
					Period
	Six				November 30,
	Months				2018*
	Ended				through
	9/30/22	Year Ended March 31,			March 31,
	(unaudited)	2022	2021	2020	2019
Net asset value, beginning of period	$10.53	$11.22	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.09	0.18	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.52)	(0.69)	0.11	0.16	0.24
Total from investment operations	(0.43)	(0.51)	0.31	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.18)	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.09)	(0.18)	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$10.01	$10.53	$11.22	$11.11	$10.95
Total return	(4.06)%(2)	(4.64)%	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$5	$4	$2	$1
Ratio of expenses to average net assets	0.52%(3)	0.48%	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.82%(3)	1.59%	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	8%(2)	13%	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.52%(3)	0.49%	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.82%(3)	1.58%	1.72%	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/22	Year Ended March 31,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.55	$11.24	$11.12	$10.97	$10.80	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.09	0.17	0.19	0.23	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.53)	(0.69)	0.13	0.15	0.17	(0.18)
Total from investment operations	(0.44)	(0.52)	0.32	0.38	0.43	0.09
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Distributions from capital gains	––	––	—	—	—	—
Total distributions	(0.09)	(0.17)	(0.20)	(0.23)	(0.26)	(0.27)
Net asset value, end of period	$10.02	$10.55	$11.24	$11.12	$10.97	$10.80
Total return	(4.16)%(2)	(4.66)%	2.83%	3.46%	4.05%	0.83%
Ratios/supplemental data
Net assets, end of period (in millions)	$175	$238	$281	$235	$213	$209
Ratio of expenses to average net assets	0.54%(3)	0.51%	0.56%	0.56%	0.55%	0.56%
Ratio of net investment income to average net assets	1.79%(3)	1.56%	1.71%	2.04%	2.42%	2.50%
Portfolio turnover rate	8%(2)	13%	5%	12%	10%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.55%(3)	0.52%	0.57%	0.57%	0.55%	0.57%
Ratio of net investment income to average net assets	1.78%(3)	1.55%	1.71%	2.03%	2.41%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

34  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), serves as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 10, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager and Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 10, 2022, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2023.

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

35  |  Aquila Tax-Free Trust of Oregon

At the direction of the Trustees, the Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio managers, Messrs. Christopher Johns and Timothy Iltz, and their comprehensive understanding regarding the economy of the State of Oregon and the securities in which the Fund invests. The Trustees also considered the Sub-Adviser’s credit analysis of the securities in which the Fund invests. The Trustees noted that, compared to other Oregon state-specific municipal bond-funds, the portfolio of the Fund generally was of higher quality, and that the Fund did not hold any securities subject to the alternative minimum tax or any securities issued by a U.S. territory.

The Trustees considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Municipal Single State Intermediate-Term Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Morningstar Category for the three, five, and ten-year periods ended June 30, 2022, but higher than average annual total return of the funds in the Morningstar Category for the one-year period ended June 30, 2022. They noted that the Fund’s return for each of the one-year period and six months ended June 30, 2022 was in the second quintile and that its average annual return for each of the three and five-year periods ended June 30, 2022 was in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund’s average annual return was lower than the

36  |  Aquila Tax-Free Trust of Oregon

average annual return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2022. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 was lower than both the average total return of the funds in the Morningstar Category and the total return of its benchmark index for 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, while the funds in the Morningstar Category invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and its territories and that only 1.2% of the benchmark index consists of Oregon bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and the Sub-Adviser’s view that the Fund’s performance, as compared to its peer group, was explained in part by the Fund’s generally higher-quality portfolio and lower duration. The Trustees also considered the steps taken by the Sub-Adviser in recent months in an effort to improve the Fund’s investment performance.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 15 other Municipal Single-State Intermediate-Term Bond funds, three Municipal Minnesota Bond funds and two Municipal New Jersey Bond funds, each categorized by Morningstar, Inc. with portfolio assets ranging between $157 million and $987 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. In addition, peer selection focused on municipal bond funds with an intermediate duration across comparable categories. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee (after giving effect to fee waivers) for its most recent fiscal year was in the second quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and all asset levels up to $10 billion).

37  |  Aquila Tax-Free Trust of Oregon

The Trustees considered that the Fund’s net total expenses (for Class A Shares), after giving effect to fee waivers and expense reimbursements, for the most recent fiscal year were in the second quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that the fee rates for those clients were not lower than the contractual fee rate for the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its separately managed account clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the separately managed accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund, as well as the other financial information provided to the financial review committee. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund supported the renewal of the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Fund has in place breakpoints in the sub-advisory fee schedule based on the size of the Fund. In addition, it was noted that the Manager has contractually agreed to waive fees to the extent necessary so that the annual rate payable under the Advisory

38  |  Aquila Tax-Free Trust of Oregon

Agreement shall be equivalent to 0.40% on the Fund’s net assets up to $400 million; 0.38% on assets above that amount to $1 billion in net assets and 0.36% on net assets thereafter. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

39  |  Aquila Tax-Free Trust of Oregon

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/22	Ending(1) Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Ending Account Value 9/30/22	Expenses(2) Paid During Period 4/1/22 – 9/30/22	Net Annualized Expense Ratio
A	$1,000	$ 958.60	$3.39	$1,021.61	$3.50	0.69%
C	$1,000	$ 953.50	$7.54	$1,017.35	$7.79	1.54%
F	$1,000	$ 959.40	$2.55	$1,022.46	$2.64	0.52%
Y	$1,000	$ 958.40	$2.65	$1,022.36	$2.74	0.54%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

40  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $9,769,437 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.9% of total dividends paid during the fiscal year ended March 31, 2022, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

41  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORSAR-1122

ITEM 2.   CODE OF ETHICS.

Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.   INVESTMENTS

(a)                 Schedule I – Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.   EXHIBITS

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2022

By:   /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2022

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2022